    As filed with the Securities and Exchange Commission on January 31, 1996

                                               1933 Act Registration No. 2-59115
                                              1940 Act Registration No. 811-2747

                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            Washington, D.C. 20549
                                   FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     -----
                       Pre-Effective Amendment No._____                 -----

                        Post-Effective Amendment No. 36                   X
                                                                        -----

                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                  -----
                               Amendment No. 36                           X
                                                                        -----

                         IAI INVESTMENT FUNDS I, INC.
              (Exact Name of Registrant as Specified in Charter)

                      3700 First Bank Place, P.O. Box 357
                         Minneapolis, Minnesota  55440
             (Address of Principal Executive Offices)  (Zip Code)

                                (612) 376-2700
             (Registrant's Telephone Number, including Area Code)

Christopher J. Smith, Esq.                Copy to:
3700 First Bank Place                     Michael J. Radmer, Esq.
P.O. Box 357                              Dorsey & Whitney
Minneapolis, Minnesota  55440             220 South Sixth Street
(Name and Address of Agent for Service)   Minneapolis, Minnesota  55402



    It is proposed that this filing will become effective (check appropriate box)
      --- immediately upon filing pursuant to paragraph (b)
      --- on (date) pursuant to paragraph (b)

       X
      --- 60 days after filing pursuant to paragraph (a)(1)
      --- March 30, 1995 pursuant to paragraph (a)(1)
      --- 75 days after filing pursuant to paragraph (a)(2)
      --- on (date) pursuant to paragraph (a)(2) of Rule 485

      If appropriate, check the following box:

      --- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Rule 24f-2 Notices were last filed with the Commission on January 22, 1996.

                         IAI INVESTMENT FUNDS I, INC.

                                   FORM N-1A
                             CROSS-REFERENCE SHEET

Item Number  Caption                                      Prospectus Caption
-----------  -------                                      ------------------
    1        Cover Page.................................  Cover Page of Prospectus

    2        Synopsis...................................  Fund Expense Information

    3        Condensed Financial Information............  Financial Highlights; Investment Performance

    4        General Description of Registrant..........  Investment Objective and Policies;
                                                          Description of Common Stock; Additional
                                                          Information

    5        Management of the Fund.....................  Fund Expense Information; Management;
                                                          Additional Information; Custodian, Transfer
                                                          Agent and Dividend Disbursing Agent

    5A       Management's Discussion of Fund Performance  Information is Contained in the Annual
                                                          Report

    6        Capital Stock and Other Securities.........  Dividends, Distributions and Tax Status;
                                                          Description of Common Stock; Additional
                                                          Information

    7        Purchase of Securities Being Offered.......  Computation of Net Asset Value and Pricing;
                                                          Purchase of Shares; Automatic Investment
                                                          Plan; Exchange Privilege; Automatic
                                                          Exchange Plan (Bond Fund only); Retirement
                                                          Plans; Authorized Telephone Trading

    8        Redemption or Repurchase...................  Systematic Cash Withdrawal Plan (Bond
                                                          Fund only); Redemption of Shares;
                                                          Authorized Telephone Trading

    9        Pending Legal Proceedings..................  Not Applicable

Item Number  Caption                                   Statement of Additional Information Caption
-----------  ----------------------------------------  -------------------------------------------

    10       Cover Page..............................  Cover Page of Statement of Additional
                                                       Information

    11       Table of Contents.......................  Table of Contents

    12       General Information and History.........  Management

    13       Investment Objectives and Policies......  Investment Objective and Policies;
                                                       Investment Restrictions

    14       Management of the Fund..................  Management; Capital Stock

    15       Control Persons and Principal
               Holders of Securities.................  Management

    16       Investment Advisory and Other Services..  Management

    17       Brokerage Allocation....................  Portfolio Transactions and Allocation of
                                                       Brokerage

    18       Capital Stock and Other Securities......  Capital Stock

    19       Purchase, Redemption and Pricing
               of Securities Being Offered...........  Purchases and Redemptions In Kind;
                                                       Net Asset Value and Public Offering Price

    20       Tax Status..............................  Tax Status

    21       Underwriters............................  Not Applicable

    22       Calculation of Performance Data.........  Investment Performance

    23       Financial Statements....................  Financial Statements

                         PROSPECTUS DATED APRIL 1, 1996


                          IAI INSTITUTIONAL BOND FUND


                             3700 FIRST BANK PLACE
                                  P.O. BOX 357
                          MINNEAPOLIS, MINNESOTA 55440
                            TELEPHONE 1-612-376-2700
                                 1-800-945-3863



IAI Institutional Bond Fund (the "Fund") is a separate portfolio of IAI Investment Funds I, Inc., a registered investment company authorized to issue its shares of common stock in more than one series. The Fund's investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. The Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality.


This Prospectus sets forth concisely the information which a prospective investor should know about the Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated April 1, 1996 which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Fund at the address or telephone number shown on the back inside cover of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


FUND EXPENSE INFORMATION..........................................    3
FUND DIRECTORS....................................................    3
FINANCIAL HIGHLIGHTS..............................................    4
INVESTMENT PERFORMANCE............................................    5
INVESTMENT OBJECTIVE AND POLICIES.................................    5
          RISK FACTORS............................................    8
MANAGEMENT........................................................   10
COMPUTATION OF NET ASSET VALUE AND PRICING........................   10
PURCHASE OF SHARES................................................   11
RETIREMENT PLANS..................................................   11
REDEMPTION OF SHARES..............................................   11
AUTHORIZED TELEPHONE TRADING......................................   12
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS...........................   12
DESCRIPTION OF COMMON STOCK.......................................   13
COUNSEL AND AUDITORS..............................................   13
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT...........   13
ADDITIONAL INFORMATION............................................   14

                            FUND EXPENSE INFORMATION


SHAREHOLDER TRANSACTION EXPENSES
--------------------------------

Sales Load Imposed on Purchases..................................   None
Sales Load Imposed on Reinvested Dividends.......................   None
Redemption Fees..................................................   None
Exchange Fees....................................................   None


ANNUAL FUND OPERATING EXPENSES
-------------------------------
(as a percentage of average daily net assets)

Management Fee...................................................    .50%
Other Expenses...................................................     --
                                                                     ---
 Total Fund Operating Expenses...................................    .50%
                                                                     ===

EXAMPLE:

Based upon the levels of Total Fund Operating Expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a five percent annual return and redemption at the end of each period:

         1 YEAR        3 YEARS        5 YEARS        10 YEARS
         ------        -------        -------        --------
           $5             $16           $28             $63



          The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The information in the table is based upon actual expenses by the Fund incurred for the fiscal year ended November 30, 1995. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Under the Fund's Investment Advisory and Administrative Services Agreement, the Fund's investment manager has agreed to bear all the Fund's operating expenses (other than interest and, in certain circumstances, taxes and extraordinary expenses). Additional information on such agreement is set forth in the section "Management."


                                 FUND DIRECTORS

                Madeline Betsch              Richard E. Struthers
                W. William Hodgson           J. Peter Thompson
                George R. Long               Charles H. Withers
                Noel P. Rahn

                              FINANCIAL HIGHLIGHTS


The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report is included in the Fund's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from the Fund at no charge.



                                                           PERIOD FROM     PERIOD FROM
                                                             4/1/94+        11/1/93***
                                          YEAR ENDED           TO             TO
                                            11/30/95        11/30/94        3/31/94
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:                           $    8.85        $  9.36          $ 10.00
   Beginning of period                     ---------        -------          -------


OPERATIONS:
   Net investment income                         .62            .38              .22
   Net realized and unrealized gains
    (losses)                                     .66           (.51)            (.65)
                                           ---------        -------          -------
Total from operations                           1.28           (.13)            (.43)
                                           ---------        -------          -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                        (.63)          (.38)            (.21)
                                           ---------        -------          -------
Total distributions                             (.63)          (.38)            (.21)
                                           ---------        -------          -------

NET ASSET VALUE:
   End of period                           $    9.50      $    8.85          $  9.36
                                           =========      =========          =======

Total investment return*                       14.95%         (1.44%)          (4.35%)

Net assets at end of period (000's
 omitted)                                  $ 101,429      $  73,724          $31,478

RATIOS:
   Expenses to average daily net assets          .50%           .50%**           .50%**
   Net investment income to average
    daily net assets                            6.76%          6.42%**          5.84%**
   Portfolio turnover rate
    (excluding short-term securities)          358.8%         235.1%           127.1%

--------------------------

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
**    Annualized.
***   Commencement of operations.
+     Reflects fiscal year-end change from March 31 to November 30.

                             INVESTMENT PERFORMANCE

          From time to time the Fund may advertise performance data including monthly, quarterly, yearly or cumulative total return, average annual total return and yield figures. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Total return is the change in value of an investment in the Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

          Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

          For additional information regarding the calculation of such total return and yield figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to shareholders which may be obtained without charge from the Fund.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data on the performance of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may also note its mention in newspapers, magazines, or other media from time to time. The Fund assumes no responsibility for the accuracy of such data. For additional information on the types of indexes, averages and periodicals that might be utilized by the Fund in advertising and sales literature, see the section "Investment Performance" in the Statement of Additional Information.


                       INVESTMENT OBJECTIVE AND POLICIES

          The Fund's investment objective is to provide shareholders with a high level of total return derived from a combination of capital appreciation and current income. Such objective may not be changed without shareholder approval. There can be no assurance that the Fund's investment objective will be attained.

          The Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. Investment grade securities are those securities rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

          The Fund may also invest in below investment grade securities. Such securities are commonly referred to as junk bonds. The Fund currently intends to limit such investments to 15% of its total assets and not to invest in junk bonds rated lower than B by Moody's or S & P. Securities rated in the medium to lower rating of categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objective and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, the Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

          Other debt securities in which the Fund may invest include securities of, or guaranteed by, the United States Government, its agencies or instrumentalities, debt securities of foreign issuers, commercial paper, asset-backed securities, mortgage-backed securities, and below investment grade securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in bonds and other debt securities with maturities at the time of acquisition of one year or more.

          Although the Fund generally will not make direct purchases of common stock, the Fund may purchase preferred stock and debt securities that are convertible into or exchangeable for or which carry warrants to purchase common stock or other equity interests.

          See "Investment Objective and Policies" in the Statement of Additional Information for further information on certain of the Fund's portfolio securities.

OTHER INVESTMENT TECHNIQUES


          The Fund's ability to utilize certain of the investment techniques discussed below may be subject to limitations and may subject the Fund to additional risks. Please refer to the section "Risk Factors" below and the Statement of Additional Information for more information regarding such risks.

REPURCHASE AGREEMENTS

          The Fund may invest in repurchase agreements relating to the securities in which it may invest. In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.


WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS

          The Fund may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. No more than 20% of the Fund's net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls or "roll" transactions). For additional information on roll transactions, see "Investment Objectives and Policies -- Dollar Rolls" in the Statement of Additional Information.


ZERO COUPON OBLIGATIONS

          The Fund may also invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("STRIPS"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. STRIPS are the components of debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of STRIPS and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

FOREIGN SECURITIES

          The Fund may invest in securities issued by foreign issuers, whether dollar-denominated or not, including securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, that are determined by Investment Advisers, Inc. ("IAI"), the Fund's investment adviser and manager, to be of comparable quality to the other obligations in which the Fund may invest.

LENDING

          In order to generate additional income, the Fund may lend portfolio securities up to one-third of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. This practice could cause the Fund to experience a loss or a delay in recovering its securities.

ADJUSTING INVESTMENT EXPOSURE

          The Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques include buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

BORROWING

          The Fund may borrow from banks for temporary or emergency purposes or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

PORTFOLIO TURNOVER

          The Fund will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, the Fund's annual portfolio turnover rate cannot be anticipated and may be relatively high. High turnover rates increase transaction costs, and may increase taxable capital gains. The Fund's historical portfolio turnover rates are set forth in the section "Financial Highlights."

RISK FACTORS


INTEREST RATE RISK

          As a mutual fund investing in fixed-income securities, the Fund is subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. In managing the Fund, IAI will adjust the duration of the investment portfolio in response to economic and market conditions. Duration is generally considered a better measure of interest rate risk than is maturity. Duration is a measure of the expected change in value of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two generally will fall by approximately two percent. In some situations, the standard duration calculation does not properly reflect the interest rate risk of a security. In such situations, IAI will use more sophisticated analytical techniques, such as modeling principal and interest payments based upon historical experience or expected volatility, to arrive at an effective duration that incorporates the additional variables into the determination of interest rate risk. These techniques may involve estimates of future economic parameters which may vary from actual future outcomes.

CREDIT RISK

          The Fund is also subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

CALL RISK

          The Fund is also subject to call risk. Call risk is the possibility that corporate bonds held by the Fund will be repaid prior to maturity. Call provisions, common in many corporate bonds held by the Fund, allow bond issuers to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Fund, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of the Fund would decline.

LOWER-RATED DEBT SECURITIES

          The Fund may invest in debt securities commonly known as "junk" bonds. Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The price of junk bonds has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but is likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by the Fund were to default, the Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of junk bonds is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of junk bonds and a concomitant volatility in the net asset value of a share of the Fund.

          The secondary market for junk bonds is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. For a description of Moody's and S&P ratings, see Appendix A to the Statement of Additional Information.

FOREIGN INVESTMENT RISK FACTORS

          Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Fund. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Because the Fund can invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. Delays may be encountered in settling securities transactions in certain foreign markets, and the Fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities.

RISKS OF TRANSACTIONS IN DERIVATIVES

          The Fund will spread investment risk by limiting its holdings in any one company or industry. IAI may use futures, options, swap and currency exchange agreements as well as short sales to adjust the risk and return characteristics of the Fund's portfolio of investments. If IAI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, use of these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction is unable to perform as promised. Moreover, a liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. Please refer to the Statement of Additional Information which further describes these risks.

MANAGER RISK


          IAI manages the Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that IAI may fail to execute the Fund's investment strategy effectively. As a result, the Fund may fail to achieve its stated objective.

INVESTMENT RESTRICTIONS

          The Fund is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of the Fund. Please refer to the Statement of Additional Information for a further discussion of these policies and restrictions.

                                   MANAGEMENT


          The Fund was created on November 1, 1993, as a separate portfolio represented by a separate class of common stock of IAI Investment Funds I, Inc., a Minnesota corporation. Under Minnesota law, the Fund's Board of Directors is generally responsible for the overall management and operation of the Fund. IAI serves as the investment adviser and manager of the Fund pursuant to a written agreement (the "Management Agreement"). IAI's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. The address of IAI is that of the Fund. IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, having total assets in excess of $14 billion.

          Under the Management Agreement, IAI provides the Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel. IAI also provides all required administrative, stock transfer, redemption, dividend disbursing and accounting services, including, for example, the maintenance of the Fund's accounts, books and records, the daily calculation of the Fund's net asset value, daily and periodic reports, all information necessary to complete tax returns, questionnaires and other reports requested by the Fund, the maintenance of stock registry records, the processing of requested account registration changes and redemption requests, and the administration of payments of dividends and distributions declared by the Fund. In addition, the Management Agreement provides that, except for interest and, in certain circumstances, taxes and extraordinary expenses, IAI shall bear the Fund's operating expenses. As compensation for these services, the Fund paid IAI a fee of .50% of the Fund's average daily net assets for the fiscal year ended November 30, 1995. IAI shall not be liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations.

          The Fund is managed by a team of IAI investment professionals which is responsible for making day-to-day investment decisions for the Fund. Larry Hill, Timothy Palmer and Mark Simenstad have been responsible for the management of the Fund since its inception. Mr. Hill is IAI's Chief Fixed Income Officer and a member of its Board of Directors, and has served as a fixed income portfolio manager since joining IAI in 1984. Mr. Palmer is a Senior Vice President of IAI and has served as a fixed income portfolio manager since joining IAI in 1990. Mr. Simenstad is a Vice President of IAI and has served as a fixed income portfolio manager since joining IAI in 1993. Prior to joining IAI, Mr. Simenstad served as a fixed income portfolio manager for Lutheran Brotherhood.

                   COMPUTATION OF NET ASSET VALUE AND PRICING

          The Fund is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates the Fund's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

          The Fund's NAV is the value of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

          The Fund's investments with remaining maturities of 60 days or less may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

          The offering price (price to buy one share) and redemption price (price to sell one share) are the Fund's NAV next computed after receipt by the Fund of a purchase or redemption order.


                               PURCHASE OF SHARES

          The Fund offers its shares continually to the public at the net asset value of such shares. Shares may be purchased directly from the Fund or through certain security dealers who have responsibility to promptly transmit orders and may charge a processing fee. No sales load or commission is charged in connection with the purchase of Fund shares. The Fund's shares are distributed by IAI Securities, Inc. (the "Underwriter"), which is an affiliate of IAI and whose offices are the same as that of the Fund. The Underwriter receives no compensation for its sale of Fund shares.

          The minimum initial investment in the Fund is $2 million. The minimum investment requirement may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction plan.

          Shares may be purchased for cash or in exchange for securities which are permissible investments of the Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations or, if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer.

          Purchases of shares are subject to acceptance or rejection by the Fund on the same day the purchase order is received and are not binding until so accepted. It is the policy of the Fund to keep confidential information contained in the application and regarding the account of an investor or potential investor in the Fund. All funds will be invested in full and fractional shares of the Fund. Share certificates will not be issued.

          All correspondence relating to the purchase of shares should be directed to the office of the Fund, P.O. Box 357, Minneapolis, Minnesota 55440 or, if using overnight delivery, to 3700 First Bank Place, 601 2nd Avenue South, Minneapolis, Minnesota 55402. For assistance in completing the application please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.


                                RETIREMENT PLANS

          Shares of the Fund may be an appropriate investment medium for various Retirement Plans. Persons desiring information about establishing an Individual Retirement Account (IRA) (for employed persons and their spouses) or other Retirement Plans should contact the Fund at 1-800-945-3863. All Retirement Plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, you are urged to consult with an attorney or tax advisor prior to the establishment of such a plan.


                              REDEMPTION OF SHARES

          Registered holders of Fund shares may at any time require the Fund to redeem their shares upon their written request that the Fund redeem such shares. Shareholders may redeem shares by phone (subject to a limit of $50,000) provided such shareholders have authorized the Fund to accept telephone instructions.

          Redemption instructions must be made by the person(s) in whose name the shares are registered. If the redemption proceeds are to be paid or mailed to any person other than the shareholder of record or if redemption proceeds are in excess of $50,000, the Fund will require that the signature on the written instructions be guaranteed by a participant in a signature guarantee program, which may include certain national banks or trust companies or certain member firms of national securities exchanges. (Notarization by a Notary Public is NOT ACCEPTED.) If the shares are held of record in the name of a corporation, partnership, trust or fiduciary, the Fund may require additional evidence of authority prior to accepting a request for redemption. The Fund will not send redemption proceeds until checks (including certified checks or cashiers checks) received in payment for shares have cleared.

          The redemption proceeds received by the investor are based on the net asset value next determined after redemption instructions in good order are received by the Fund. Since the value of shares redeemed is based upon the value of the Fund investment at the time of redemption, it may be more or less than the price originally paid for the shares.

          Payment for shares redeemed will ordinarily be made within seven days after a request for redemption has been made. Normally the Fund will mail payment for shares redeemed on the business day following receipt of the redemption request.

          Following a redemption or transfer request, if the value of a shareholder's interest in the Fund falls below $2 million, the Fund reserves the right to redeem such shareholder's entire interest and remit such amount. Such a redemption will only be effected following: (a) a redemption or transfer by a shareholder which causes the value of such shareholder's interest in the Fund to fall below $2 million; (b) the mailing by the Fund to such shareholder of a notice of intention to redeem; and (c) the passage of at least sixty days from the date of such mailing, during which time the investor will have the opportunity to make an additional investment in the Fund to increase the value of such investor's account to at least $2 million.

                          AUTHORIZED TELEPHONE TRADING

          Investors can transact account exchanges and redemptions via the telephone by completing the Authorized Telephone Trading section of the IAI Mutual Fund application and returning it to the Fund. Investors requesting telephone trading privileges will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Shares will be redeemed or exchanged at the next determined net asset value. All proceeds must be made payable to the owner(s) of record and delivered to the address of record.


          In order to confirm that telephone instructions for redemptions and exchanges are genuine, the Fund has established reasonable procedures including the requirement that a personal identification number accompany telephone instructions. If the Fund or the transfer agent fail to follow these procedures, the Fund may be liable for losses due to unauthorized or fraudulent instructions. To the extent the reasonable procedures are followed, none of the Fund, its transfer agent, IAI or its principal underwriter will be liable for any loss, injury, damage or expense for acting upon telephone instructions believed to be genuine and will otherwise not be responsible for the authenticity of any telephone instructions and, accordingly, the investor bears the risk of loss resulting from telephone instructions. All telephone redemptions and exchange requests will be tape recorded.


                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

          The policy of the Fund is to pay dividends from net investment income monthly and to make distributions of realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by the Fund. When you open an account, you should specify on your application how you want to receive your distributions. Normally, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund.

          The Fund intends to qualify for tax purposes as a regulated investment company under the Internal Revenue Code during the current taxable year. If so qualified, the Fund will not be subject to federal income tax on income that it distributes to its shareholders.

          Generally, dividends and capital gain distributions with respect to shares held by a tax-deferred or qualified pension plan, such as an IRA, Section 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax advisor regarding the tax consequences of your participation in the plan, and of any plan contributions or withdrawals.


                          DESCRIPTION OF COMMON STOCK


          All shares of the Fund have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

          The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of IAI Investment Funds I, Inc., vote together as one series. On an issue affecting only a particular series, such as voting on an investment advisory agreement, only the approval of a particular series is required to make the agreement effective with respect to such series.

          Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of the Fund may demand a regular meeting of shareholders of the Fund by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of the Fund. An annual meeting will be held on the removal of a director or directors of the Fund if requested in writing by holders of not less than 10% of the outstanding shares of the Fund.


                              COUNSEL AND AUDITORS

          The firm of Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel to the Fund. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the independent auditors for the Fund.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

          The Custodian for the Fund is Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. Norwest employs foreign subcustodians and depositories, which were approved by the Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for the Fund's assets held outside the United States. For a listing of the subcustodians and depositories currently employed by the Fund, see the Statement of Additional Information. IAI acts as the Fund's transfer agent, dividend disbursing agent and IRA Custodian, at P.O. Box 357, Minneapolis, Minnesota 55440.

                             ADDITIONAL INFORMATION

          The Fund sends to its shareholders a six-month unaudited and an annual audited financial report, each of which includes a list of investment securities held.

          Shareholder inquiries should be directed to the Fund at the telephone number or mailing address listed on the inside back cover of this Prospectus.

                          IAI INSTITUTIONAL BOND FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 1, 1996

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO A PROSPECTUS DATED APRIL 1, 1996 AND SHOULD BE READ IN CONJUNCTION THEREWITH. A COPY OF THE PROSPECTUS MAY BE OBTAINED FROM THE FUND, 3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440 (TELEPHONE: 1-612-376-2700 OR 1-800-945-3863).

                               TABLE OF CONTENTS

                                                                    Page
INVESTMENT OBJECTIVE AND POLICIES...................................3
          Repurchase Agreements.....................................3
          Reverse Repurchase Agreements.............................3
          Securities of Foreign Issuers.............................3
          Lending Portfolio Securities..............................4
          Illiquid Securities.......................................4
          Variable or Floating Rate Instruments.....................4
          Delayed-Delivery Transactions.............................4
          Dollar Rolls..............................................5
          Mortgage-Backed Securities................................5
          Stripped Mortgage Backed Securities.......................6
          Asset-Backed Securities...................................6
          Zero Coupon Bonds.........................................6
          Lower-Rated Debt Securities...............................6
          Swap Agreements...........................................7
          Indexed Securities........................................7
          Loans and Other Direct Debt Instruments...................8
          Foreign Currency Transactions.............................9
          Limitations on Futures and Options Transactions..........10
          Futures Contracts........................................10
          Futures Margin Payments..................................10
          Purchasing Put and Call Options..........................10
          Writing Put and Call Options.............................11
          Combined Positions.......................................11
          Correlation of Price Changes.............................11
          Liquidity of Options and Futures Contracts...............12
          OTC Options..............................................12
          Options and Futures Relating to Foreign Currencies.......12
          Asset Coverage for Futures and Options Positions.........13
INVESTMENT RESTRICTIONS............................................13
          Portfolio Turnover.......................................14
INVESTMENT PERFORMANCE.............................................15
MANAGEMENT.........................................................17
          Management Agreement.....................................19
CUSTODIAL SERVICE..................................................20
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE.................24
CAPITAL STOCK......................................................25
NET ASSET VALUE AND PUBLIC OFFERING PRICE..........................26
TAX STATUS.........................................................26
LIMITATION OF DIRECTOR LIABILITY...................................27
FINANCIAL STATEMENTS...............................................28
Appendix A--Ratings of Debt Securities............................A-1


                       INVESTMENT OBJECTIVE AND POLICIES

          The investment objective and policies of IAI Institutional Bond Fund (the "Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objective and Policies." Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment policies will be successful, or that its investment objective will be attained. Certain of the investment practices of the Fund are further explained below.

REPURCHASE AGREEMENTS

          The Fund may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in the Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, the Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

          In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will comply with guidelines established by the Securities and Exchange Commission regarding the segregation of assets. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Advisers, Inc. ("IAI"), the Fund's investment adviser and manager. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

SECURITIES OF FOREIGN ISSUERS

          The Fund may invest in securities of foreign issuers in accordance with its investment objectives and policies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Furthermore, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign bond markets, brokers and companies than in the United States.

          With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          The Fund is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Fund as described in the Prospectus and this Statement of Additional Information. It should be noted, however, that this situation could change at any time.

          The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. The expense ratio of the Fund should not be materially affected by the Fund's investment in foreign securities.

LENDING PORTFOLIO SECURITIES

          In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Fund's Board of Directors. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the securities loaned will be marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on the securities and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

ILLIQUID SECURITIES

          The Fund may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of the Fund's investments could be impaired if trading declines.

VARIABLE OR FLOATING RATE INSTRUMENTS

          Such instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

DELAYED-DELIVERY TRANSACTIONS

          The Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

          When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will comply with guidelines established by the Securities and Exchange Commission regarding the segregation of assets. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

          The Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

DOLLAR ROLLS

          In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and lower forward price for the futures purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash, government securities, or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon IAI's ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.


MORTGAGE-BACKED SECURITIES

          The Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if IAI determines they are consistent with the Fund's investment objective and policies.

          The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

STRIPPED MORTGAGE BACKED SECURITIES

          Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs.
Rising interest rates can have the opposite effect.

ASSET-BACKED SECURITIES

          Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and often are structured as pass-through securities. Interest and principal payments alternately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

ZERO COUPON BONDS

          Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

          A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

          The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeroes are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

LOWER-RATED DEBT SECURITIES

          Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

          High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

          The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

          Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

SWAP AGREEMENTS

          Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with the Fund's investment objectives and policies.

          Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

          The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. While a swap agreement is outstanding, the Fund will comply with guidelines established by the Securities and Exchange Commission regarding the segregation of assets.

INDEXED SECURITIES

          The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

          Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivable), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

          Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

          Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediaries. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on IAI's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

          A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in rendering payment on the loan or loan participation and could suffer a loss of principal or interest.

          The Fund limits the amount of the assets that it invests in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor/creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purpose of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

FOREIGN CURRENCY TRANSACTIONS

          The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

          The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

          In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." IAI expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by IAI.

          The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

          Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

          Successful use of forward currency contracts will depend on IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as IAI anticipates. For example, if a currency's value rose at a time when IAI had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If IAI hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if IAI increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that IAI's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

          The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. The Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

          The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

FUTURES CONTRACTS

          When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

          The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to the Fund.

PURCHASING PUT AND CALL OPTIONS

          By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

          The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

          When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund would be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

          If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

          The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

          Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

          Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

          There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

          Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

          Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

          The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

          The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                            INVESTMENT RESTRICTIONS

          As indicated in the Prospectus, the Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of the Fund and may be changed by the Board of Directors without shareholder approval.

          The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

          As currently defined in the 1940 Act, "diversified company" means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

          2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

          3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

          4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts. To the extent the Fund engages in reverse repurchase agreements, because such transactions are considered borrowing, reverse repurchase agreements are included in the 33-1/3% limitation.

          5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell commodities other than foreign currencies unless acquired as a result of ownership of securities. This limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by commodities.

     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14.    Invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     Any of the Fund's investment policies set forth under "Investment Objective and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from. With respect to Restriction 14, the Fund is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of the Fund's liquid securities.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. The Fund's portfolio turnover rate is set forth in the Prospectus section "Financial Highlights".


                             INVESTMENT PERFORMANCE

          Advertisements and other sales literature for the Fund may refer to monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return are computed in the same manner as cumulative total return, as set forth below.

          Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                     CTR = (ERV-P) 100
                            -----
                              P

          Where:     CTR  =    Cumulative total return;

                     ERV  =    ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the beginning of such period; and

                     P    =    initial payment of $1,000

          Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)/n/ = ERV

          Where:     P    =    a hypothetical initial payment of $1,000;

                     T    =    average annual total return;

                     n    =    number of years; and

                     ERV  =    ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the beginning of such period.

          The Fund may quote yield figures from time to time. The "yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

               The yield formula is as follows:

                     YIELD = 2[(a-b + 1)/6/ -1]
                                ---
                                 cd

          Where:     a = dividends and interest earned during the period.

                     b = expenses accrued for the period (net of
                         reimbursements).

                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends.

                     d = the net asset value of the Fund at the end of the
                         period.

          The average annual total returns of the Fund for the year ended November 30, 1995 and for the period from the Fund's inception (November 1, 1993) through November 30, 1995 were 14.95% and 3.94%, respectively. For the thirty-day period ended November 30, 1995, the Fund's yield was 6.39%.

          In advertising and sales literature, the Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Fund. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance.

          The indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. The Fund may also note its mention in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data.

          For example, (1) the Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (ii) the Salomon Brothers Broad Investment Grade Index; (iii) the Shearson Lehman Brothers Government/Corporate Bond Index; and (iv) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund;
(3) other U.S. government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic business, investment, or financial environment in which the Fund operates; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the instruments in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular instruments.

                                   MANAGEMENT

     The names, addresses, positions and principal occupations of the directors and executive officers of the Fund are given below.

                                                        Principal Occupation(s)
Name and Address             Age       Position           During Past 5 Years
----------------             ---       --------        -------------------------
Noel P. Rahn*                53   Chairman of the      Noel P. Rahn has been
3700 First Bank Place             Board                Chief Executive Officer
P.O. Box 357                                           and a Director of IAI
Minneapolis, Minnesota                                 since 1974.  Mr. Rahn is
 55440                                                 also Chairman of the
                                                       other IAI Mutual Funds
                                                       as well as IAI
                                                       Securities, Inc., the
                                                       Fund's principal
                                                       underwriter.

Richard E. Struthers*        43   President, Director  Richard E. Struthers is
3700 First Bank Place                                  Executive Vice President
P.O. Box 357                                           and a Director of IAI
Minneapolis, Minnesota                                 and has served IAI in
 55440                                                 many capacities since
                                                       1979.  Mr. Struthers is
                                                       also President of the
                                                       other IAI Mutual Funds
                                                       as well as President and
                                                       Director of IAI
                                                       Securities, Inc., the
                                                       Fund's principal
                                                       underwriter.

Madeline Betsch              53   Director             Madeline Betsch, until
19 South 1st Street                                    April 1994, was
Minneapolis, Minnesota                                 Executive Vice
 55401                                                 President, Director of
                                                       Client Services, of
                                                       CME-KHBB Advertising
                                                       since May 1985, and
                                                       prior thereto was a Vice
                                                       President with
                                                       Campbell-Mithun, Inc.
                                                       (an advertising agency)
                                                       since February 1977.
                                                       Ms. Betsch currently is
                                                       President of ESMA Corp.,
                                                       a start-up business in
                                                       the beauty and wellness
                                                       field.

W. William Hodgson           71   Director             W. William Hodgson
1698 Dodd Road                                         served as information
Mendota Heights, Minnesota                             manager for the North
 55118                                                 Central Home Office of
                                                       the Prudential Insurance
                                                       Company of America from
                                                       1961 until 1984; he is
                                                       currently retired.

George R. Long               65   Director             George R. Long has been
29 Las Brisas Way                                      Chairman of Mayfield
Naples, Florida 33963                                  Corp.  (financial
                                                       consultants and venture
                                                       capitalists) since 1973.

J. Peter Thompson            64   Director             J. Peter Thompson has
Route 1                                                been a grain farmer in
Mountain Lake, Minnesota                               southwestern Minnesota
 56159                                                 since 1974.  Prior to
                                                       that, Mr. Thompson was
                                                       employed by Paine
                                                       Webber, Jackson &
                                                       Curtis, Incorporated, (a
                                                       diversified financial
                                                       services concern), most
                                                       recently as Senior Vice
                                                       President and General
                                                       Partner.

Charles H. Withers           68   Director             Charles H. Withers was
Rochester Post Bulletin                                Editor of the Rochester
P.O. Box 6118                                          Post-Bulletin,
Rochester, Minnesota 55903                             Rochester, Minnesota
                                                       from 1960 through
                                                       March 31, 1980; he is
                                                       currently retired.


                                                             Principal
                                                           Occupation(s)
                                                           During Past 5
Name and Address             Age        Position               Years
----------------             ---        --------         -----------------
Archie C. Black, III         33         Treasurer        Archie C. Black
3700 First Bank Place                                    is a Senior Vice
P.O. Box 357                                             President and
Minneapolis, Minnesota                                   Chief Financial
 55440                                                   Officer of IAI
                                                         and has served
                                                         IAI in several
                                                         capacities since
                                                         1987.  Mr. Black
                                                         is also
                                                         Treasurer of the
                                                         other IAI Mutual
                                                         Funds.

William C. Joas              33         Secretary        William C. Joas
3700 First Bank Place                                    is a Vice
P.O. Box 357                                             President of IAI
Minneapolis, Minnesota                                   and has served
 55440                                                   as an attorney
                                                         for IAI since
                                                         1990.  Mr. Joas
                                                         is also
                                                         Secretary of the
                                                         other IAI Mutual
                                                         Funds and Chief
                                                         Compliance
                                                         Officer of IAI
                                                         Securities,
                                                         Inc., the Fund's
                                                         principal
                                                         underwriter.

Larry R. Hill                43         Vice President,  Larry R. Hill is
3700 First Bank Place                   Investments      an Executive
P.O. Box 357                                             Vice President
Minneapolis, Minnesota                                   and a Director
 55440                                                   of IAI and has
                                                         served IAI in
                                                         various
                                                         capacities since
                                                         1984.

Timothy Palmer               33         Vice President,  Timothy Palmer
3700 First Bank Place                   Investments      is a Senior Vice
P.O. Box 357                                             President of IAI
Minneapolis, Minnesota                                   and has served
 55440                                                   IAI as a fixed
                                                         income portfolio
                                                         manager since
                                                         1990.

Mark Simenstad               37         Vice             Mark Simenstad
3700 First Bank Place                   President,       is a Vice
P.O. Box 357                            Investments      President of IAI
Minneapolis, Minnesota                                   and has served
 55440                                                   as a fixed
                                                         income portfolio
                                                         manager since
                                                         joining IAI in
                                                         1993.  Prior to
                                                         joining IAI, Mr.
                                                         Simenstad served
                                                         as a fixed
                                                         income portfolio
                                                         manager for
                                                         Lutheran
                                                         Brotherhood
                                                         (diversified
                                                         financial
                                                         services
                                                         concern).

Kirk Gove                    33         Vice President,  Kirk Gove is a
3700 First Bank Place                   Marketing        Vice President
P.O. Box 357                                             of IAI.  Prior
Minneapolis, Minnesota                                   to joining IAI
 55440                                                   in 1992, Mr.
                                                         Gove served as
                                                         an Associate
                                                         Vice President
                                                         of Dain
                                                         Bosworth,
                                                         Incorporated
                                                         (diversified
                                                         financial
                                                         services
                                                         concern).  Mr.
                                                         Gove is also
                                                         Vice President,
                                                         Marketing of the
                                                         other IAI Mutual
                                                         Funds.

Susan J. Haedt               34         Vice President,  Susan J. Haedt
3700 First Bank Place                   Director of      is a Vice
P.O. Box 357                            Fund Operations  President of IAI
Minneapolis, Minnesota                                   and Director of
 55440                                                   Fund Operations.
                                                         Prior to
                                                         joining IAI in
                                                         1992, Ms. Haedt
                                                         served as a
                                                         Senior Manager
                                                         at KPMG Peat
                                                         Marwick, (an
                                                         international
                                                         tax, accounting
                                                         and consulting
                                                         firm.)  Ms.
                                                         Haedt is also
                                                         Vice President,
                                                         Director of Fund
                                                         Operations of
                                                         the other IAI
                                                         Mutual Funds.

-----------
* Directors of the Fund who are interested persons (as that term is defined by the Investment Company Act of 1940) of IAI and the Fund.

    The Fund has agreed to reduced initial subscription requirements for employees and directors of the Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Family of Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

    No compensation is paid by the Fund to any of its officers. As of January 31, 1996, directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. The Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.

                                   Aggregate         Aggregate Compensation     Projected Aggregate
                                  Compensation              from the           Compensation from the
 Name of Person, Position        from the Fund*      18 IAI Mutual Funds**     19 IAI Mutual Funds***
---------------------------  ----------------------  ---------------------- ---------------------------
Betsch, Madeline  -                  $1,950              $28,725                      $32,200
 Director

Hodgson, W. William  -               $1,950              $28,725                      $32,200
 Director

Long, George R.  -                   $1,550              $27,725                      $32,200
 Director

Thompson, J. Peter  -                $1,950              $28,725                      $32,200
 Director

Withers, Charles H.  -               $1,550              $27,725                      $32,200
 Director
-------------------------

*    For the fiscal year ended November 30, 1995.
**   For all Funds for the calendar year ended December 31, 1995.
*** For the calendar year ending December 31, 1996 and includes the new IAI Capital Appreciation Fund; provided that a director misses no meetings; excludes expenses incurred in connection with attending meetings.

     IAI, the Fund's investment adviser, is an affiliate of the Hill Samuel Group ("Hill Samuel"). Hill Samuel is an international merchant banking and financial services firm headquartered in London, England. In addition to its ownership of IAI, Hill Samuel owns controlling interests in over seventy insurance, merchant banking and financial services subsidiaries located in Western Europe, Asia, the United States, Australia, New Zealand and Great Britain. The principal offices of Hill Samuel are located at 100 Wood Street, London EC2 P2AJ.

     Hill Samuel, in turn, is owned by Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.

MANAGEMENT AGREEMENT

       Pursuant to an Investment Advisory and Administrative Services Agreement between the Fund and IAI (the "Management Agreement"), IAI has agreed to provide the Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the directors of the Fund. In addition, IAI has agreed to provide to the Fund all required administrative, stock transfer, redemption, dividend disbursing and accounting services including, without limitation, the following: (1) the maintenance of the Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with the Fund's current Prospectus and Statement of

Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by the Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; and (7) the administration of payments of dividends and distributions declared by the Fund. In return for such services, the Fund has agreed to pay IAI a fee of .50% per year of the Fund's average daily net assets.

          As of November 30, 1995, the Fund had net assets of $101,428,912. For the period from November 1, 1993 (commencement of operations) through March 31, 1994, for the fiscal period ended November 30, 1994, and for the fiscal year ended November 30, 1995, the Fund paid IAI $48,292, $242,947, and $446,744, respectively, pursuant to the Management Agreement.

          Except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses, IAI has agreed to pay all of the Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of the Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering the Fund's shares, postage, fees to directors who are not "interested persons" of the Fund, insurance premiums, and costs of attending investment conferences. IAI is not liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations.

          The Management Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to IAI, and by IAI on 60 days' notice to the Fund. The Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

          Although investment decisions for the Fund are made independently from those of the other funds and accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one fund and/or other account. If and when more than one fund or other account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to such funds and accounts. The simultaneous purchase or sale of the same securities by more than one fund or by any fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by a fund or the size of the position obtainable by a fund.

                               CUSTODIAL SERVICE

          The custodian for the fund is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables the Fund to utilize the subcustodian and depository network of Morgan Stanley. Such agreements, subcustodians and depositories were approved by the Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for the Fund's assets held outside the United States. The directors of the Fund monitor the activities of its custodian and subcustodians as well as the economic conditions and applicable laws of the foreign countries in which such Fund's assets are held.

          The following is a listing of the subcustodians and depositories currently approved by the Fund's directors and the countries in which such subcustodians and depositories are located:

                           BRANCHES OF THE CUSTODIAN
                            AND SUBCUSTODIAN BANKS
                            ----------------------


          Argentina                  Citibank, N.A., Buenos Aires Branch

          Australia                  Australia & New Zealand Banking Group, Ltd.

          Austria                    Credit Austalt Bankverein

          Bangladesh                 Standard Chartered Bank

          Belgium                    Banque Bruxelles Lambert (BBL)

          Botswana                   Barclays Bank of Botswana

          Brazil                     Banco de Boston

          Canada                     Toronto Dominion Bank

          Chile                      Citibank, N.A., Santiago Branch

          China                      Hong Kong & Shanghai Banking, Corp. Ltd.

          Columbia                   Cititrust

          Cyprus                     Barclays Bank PLC

          Czech Republic             ING Bank

          Denmark                    Den Danske Banke

          Finland                    Merita Bank

          France                     Banque Indosuez

          Germany                    Berliner Handels-und-Frankfurter Bank

          Ghana                      Barclays Bank of Ghana

          Greece                     Citibank, N.A., Athens Branch

          Hong Kong                  Hong Kong & Shanghai Banking Corp. Ltd.

          Hungary                    Citibank, N.A., Budapest Branch

          India                      Standard Chartered Bank

          Indonesia                  Hong Kong & Shanghai Banking Corp. Ltd.

          Ireland                    Allied Irish Bank

          Israel                     Bank Leumi

          Italy                      Barclays Bank PLC

          Japan                      The Mitsubishi Bank Limited

          Jordan                     Arab Bank plc

          Kenya                      Barclays Bank Kenya

          Korea                      Standard Chartered Bank

          Luxembourg                 Banque Bruxelles Lambert

          Malaysia                   Oversea Chinese Banking Corporation

          Mauritius                  Hong Kong and Shanghai Bank Corporation

          Mexico                     Citibank, N.A., Mexico City Branch

          Morocco                    Banque Commerciale du Maroc

          Netherlands                ABN Amro Bank

          New Zealand                Bank of New Zealand

          Norway                     Den Norske Bank

          Pakistan                   Standard Chartered Bank

          Papua New Guinea           Australia and New Zealand Bank

          Peru                       Citibank N.A., Lima Branch

          Philippines                Hong Kong & Shanghai Banking Corp. Ltd.

          Poland                     Citibank, S.A.

          Portugal                   Banco Commercial Portugues

          Singapore                  Oversea Chinese Banking Corporation

          South Africa               First National Bank of Southern Africa

          Spain                      Banco Santader

          Sri Lanka                  Hong Kong & Shanghai Banking, Corp. Ltd.

          Swaziland                  Barclays Bank of Swaziland

          Sweden                     Svenska Handelsbanken

          Switzerland                Morgan Guaranty Trust Company of New
                                     York, Zurich Branch

          Taiwan                     Hong Kong & Shanghai Banking Corp. Ltd.

          Thailand                   Standard Chartered Bank

          Turkey                     Citibank, N.A., Istanbul Branch

          United Kingdom             Barclays Bank PLC

          Uruguay                    Citibank, N.A., Montevideo Branch

          Venezuela                  Citibank, N.A., Caracas Branch

          Zambia                     Barclays Bank of Zambia

          Zimbabwe                   Barclays Bank of Zimbabwe


                                 DEPOSITORIES
                                 ------------

          Argentina                  Caja de Valores

          Australia                  Clearing House Electronic Subregister
                                     System

          Austria                    Euroclear Clearance System
                                     OsterreicheKontrollbank

          Belgium                    C.I.K. (Caisse Interprofessionelle de Depot
                                       et de Virements de Titres S.A.)

          Brazil                     Sao Paulo Stock Exchange


          Canada                     CDS (The Canadian Depository
                                      for Securities Ltd.)

          Czech Republic             Center for Securities (SCP)

          Denmark                    Euroclear Clearance System
                                     Vaerdipapircentralen

          Finland                    Euroclear Clearance System

          France                     SICOVAM  (Societe Interprofessionelle la
                                       Compensacion des Valuers Mobilieres)

          Germany                    Kassenverein (Deutscher Kassenverein AG)

          Hong Kong                  Central Clearing and Settlement System

          Hungary                    Euroclear Clearance System
                                     OsterreicheKontrollbank

          Italy                      Monte Titoli, S.p.A

          Japan                      Japan Securities Depository Center

          Korea                      The Korean Central Depository

          Malaysia                   The Malaysian Central Depository

          Mexico                     Instituto para el Deposito de Valores

          Netherlands                NECIGEF (Netherlands Centraal Instit
                                      voor Giraal Effectenverkeer B.V.

          Norway                     Euroclear Clearance System
                                     Verdipapirsentralen

          Singapore                  Central Depository Pte Ltd.


          Spain                      Servicio de Compensacion y Liquidacion de
                                      Valores

          Sweden                     Euroclear Clearance System
                                     Vardepapperscentralen VPC AB

          Switzerland                SEGA (Schweizerische Effekten Giro A.G.)

          Taiwan                     Taiwan Securities Depository Co.

          Thailand                   Share Depository Center

          United Kingdom             Stock Exchange Talisman System


              PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

          Most of the Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of the Fund, IAI seeks the most favorable net price consistent with the best execution. However, frequently IAI selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction because of the volatility of the bond market and the desire of IAI to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

          So long as IAI believes that it is obtaining the best net price (including the spread or markup) consistent with the best execution, as described above, it gives consideration in placing portfolio transactions to dealers furnishing research, statistical information, or other services to IAI. This allows IAI to supplement its own investment research activities and enables IAI to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with dealers who furnish research services to it, IAI receives a benefit which is not capable of evaluation in dollar amounts.

          Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

          IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Research services obtained from transactions in fixed income securities would primarily benefit the managed funds investing such fixed income securities and managed accounts investing in fixed income securities.

                                 CAPITAL STOCK

          The Fund is a separate portfolio of IAI Investment Funds I, Inc., a corporation organized on April 22, 1977, pursuant to the laws of the State of Minnesota, whose shares of common stock are currently issued in two series (Series A and B). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds I, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds I, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series B common shares. The investment portfolio represented by such shares is referred to as IAI Institutional Bond Fund. As of November 30, 1995, the Fund had 10,676,597 shares outstanding.

          As of March __, 1996, no person held of record or, to the knowledge of the Fund, beneficially owned more than 5% of the Fund's outstanding shares, except as set forth in the following table:

--------------------------------------------------------------------------------
Name and Address                       Number of                 Percent of
of Shareholder                           Shares                    Class
--------------------------------------------------------------------------------

Bank of America TTEE FBO
Tracor Inc. and Affiliates
P.O. Box 98622
Las Vegas, NV  89193

Kansas Health Foundation
309 East Douglas
Wichita, KS  67207

Bank of America TTEE FBO
Littlefuse Inc. Retirement Plan
Attn:  Susan Coyle
P.O. Box 98622
Las Vegas, NV  89193

The Baptist Medical Centers
3500 Blue Lake Drive, Suite 105
Birmingham, AL  35243

--------------------------------------------------------------------------------
Name and Address                       Number of                 Percent of
of Shareholder                           Shares                    Class
--------------------------------------------------------------------------------

Greater Miami Jewish Federation
Attn:  Steve Schwartz CFO
4200 Biscayne Blvd
Miami, FL  33137-3279

Campbell Mithun Esty Advertising PST
222 South 9th Street
Piper Jaffray Tower
Minneapolis, MN  55402

          In addition, as of March 1, 1996, the Fund's officers and directors as a group owned less than 1% of the Fund's outstanding shares.


                   NET ASSET VALUE AND PUBLIC OFFERING PRICE

          The portfolio securities in which the Fund invests fluctuate in value, and hence, for the Fund, the net asset value per share also fluctuates.

          The net asset value per share of the Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of the Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

          On November 30, 1994, the net asset value and public offering price per share of the Fund was calculated as follows:

NAV  =       Net Assets ($101,428,912)     =   $9.50
             -------------------------
          Shares Outstanding (10,676,597)


                                  TAX STATUS

          The tax status of the Fund and the distributions of the Fund are summarized in the Prospectus under "Dividends, Distributions and Tax Status."

          Under the Internal Revenue Code of 1986, as amended (the "Code"), individual shareholders may not exclude any amount of distributions from Fund gross income that is derived from dividends; corporate shareholders, however, are permitted to deduct 70% of qualifying dividend distributions from domestic corporations. Such a deduction by a corporate shareholder will depend upon the portion of the Fund's gross income which is derived from dividends received from domestic corporations. Since it is anticipated that a portion of the net investment income of the Fund may derive from sources other than dividends from domestic corporations, a portion of the Fund's dividends may not qualify for this exclusion. Distributions designated as long-term capital gain distributions will be taxable to the shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Such distributions will not be eligible for the dividends received deduction referred to above.

          If Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price will result in long-term capital gain or loss to the Fund shareholder if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder at that time. However, under a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such distribution.

          Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, the Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of a Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

          Under the Code, the Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, the Fund generally must declare dividends by the end of each calendar year representing 98% of the Fund's ordinary income for such calendar year and 98% of its capital gain net income (both long-term and short-term) for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, on undistributed income that is already subject to corporate income tax. It is the Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

          Income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund's assets to be invested in various countries is not known. Any amount of taxes paid by the Fund to foreign countries will reduce the amount of income available to the Fund for distributions to shareholders.

          The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Fund's Prospectus and this Statement of Additional Information. The foregoing relates solely to federal income tax law applicable to "U.S. persons," i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Shareholders who are not U.S. persons are encouraged to consult a tax adviser regarding the income tax consequences of acquiring shares of the Fund.


                       LIMITATION OF DIRECTOR LIABILITY

          Under Minnesota law, the Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds I, Inc., limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

          Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                             FINANCIAL STATEMENTS

          The financial statements, included as part of the Fund's 1995 Annual Report to shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Fund at no additional charge.

                                  APPENDIX A

                          RATINGS OF DEBT SECURITIES

RATINGS BY MOODY'S
------------------

CORPORATE BONDS

          Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B. Bonds rated B generally lack characteristics of the desirable investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

          Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

            Prime - 1    Superior ability for repayment of senior short-term
                         debt obligations

            Prime - 2    Strong ability for repayment of senior short-term debt
                         obligations

            Prime - 3    Acceptable ability for repayment of senior short-term
                         debt obligations

          If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.


RATINGS BY S&P
--------------

CORPORATE BONDS

          AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

          CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

          CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

          C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

          C1. The rating C1 is reserved for income bonds on which no interest is being paid.

          D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

          A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

          A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

          A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

          A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                        PROSPECTUS DATED APRIL 1, 1996


                                 IAI BOND FUND
                              IAI GOVERNMENT FUND
                          IAI MINNESOTA TAX FREE FUND


                             3700 FIRST BANK PLACE
                                 P.O. BOX 357
                         MINNEAPOLIS, MINNESOTA 55440
                           TELEPHONE 1-612-376-2700
                                1-800-945-3863



IAI Bond Fund ("Bond Fund") is a separate portfolio of IAI Investment Funds I, Inc. IAI Government Fund ("Government Fund") and IAI Minnesota Tax Free Fund ("Minnesota Tax Free Fund") are separate portfolios of IAI Investment Funds VI, Inc. Each of IAI Investment Funds I, Inc. and IAI Investment Funds VI, Inc. is a registered investment company authorized to issue its shares of common stock in more than one series. Investment Advisers, Inc. ("IAI") serves as each Fund's investment adviser and manager.

Bond Fund's investment objective is to provide shareholders with a high level of current income consistent with preservation of capital. Bond Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality.

Government Fund's investment objectives are to provide shareholders with a high level of current income and with preservation of capital. Government Fund pursues its objectives by investing its assets primarily in securities issued, guaranteed or collateralized by the United States Government, its agencies or instrumentalities, whether or not backed by the "full faith and credit" pledge of the United States Government, and in repurchase agreements pertaining to such securities.

Minnesota Tax Free Fund's investment objective is to provide shareholders with as high a level of current income exempt from federal income tax as is consistent with preservation of capital. Minnesota Tax Free Fund pursues its objective by investing at least 70% of its net assets in investment grade Minnesota Obligations.


This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing and it should be retained for future reference. A "Statement of Additional Information" dated April 1, 1996, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write the Funds at the address or telephone number shown on the inside back cover of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


FUND EXPENSE INFORMATION.................................    3
FUND DIRECTORS...........................................    3
BOND FUND................................................    4
GOVERNMENT FUND..........................................    5
MINNESOTA TAX FREE FUND..................................    6
INVESTMENT PERFORMANCE...................................    7
INVESTMENT OBJECTIVE AND POLICIES........................    7
MANAGEMENT...............................................   16
COMPUTATION OF NET ASSET VALUE AND PRICING...............   17
PURCHASE OF SHARES.......................................   18
RETIREMENT PLANS.........................................   18
AUTOMATIC INVESTMENT PLAN................................   19
REDEMPTION OF SHARES.....................................   19
EXCHANGE PRIVILEGE.......................................   20
AUTOMATIC EXCHANGE PLAN..................................   20
AUTHORIZED TELEPHONE TRADING.............................   20
SYSTEMATIC CASH WITHDRAWAL PLAN..........................   21
DIVIDENDS, DISTRIBUTIONS AND TAX STATUS..................   21
DESCRIPTION OF COMMON STOCK..............................   23
COUNSEL AND AUDITORS.....................................   24
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..   24
ADDITIONAL INFORMATION...................................   25

                            FUND EXPENSE INFORMATION

 SHAREHOLDER TRANSACTION EXPENSES                   BOND        GOVERNMENT        MINNESOTA TAX
--------------------------------------------        FUND           FUND             FREE FUND
                                                    ----        ----------        -------------
Sales Load Imposed on Purchases.............        None           None                None
Sales Load Imposed on Reinvested Dividends..        None           None                None
Redemption Fees.............................        None           None                None
Exchange Fees...............................        None           None                None



ANNUAL FUND OPERATING EXPENSES                      BOND        GOVERNMENT        MINNESOTA TAX
--------------------------------------------        FUND           FUND             FREE FUND
(as a percentage of average daily net assets)       ----        ----------        -------------

Management Fee..............................        1.10%          1.10%                .95%
Rule 12b-1 Fee..............................        None           None                None
Other Expenses..............................        None           None                None
                                                    ----           ----                ----
  Total Fund Operating Expenses                     1.10%          1.10%                .95%
                                                    ====           ====                ====


EXAMPLE:

Based upon the levels of Total Fund Operating Expenses listed above, you would pay the following expenses on a $1,000 investment, assuming a five percent annual return and redemption at the end of each period:


                                 1 Year   3 Years   5 Years   10 Years
                                 ------   -------   -------   --------

  Bond Fund                       $  11     $  35      $ 61       $134

  Government Fund                 $  11     $  35      $ 61       $134

  Minnesota Tax Free Fund         $  10     $  30      $ 53       $117


          The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. Because of a change in each Fund's fee structure effective April 1, 1996, the information in the table has been restated to reflect each Fund's current fees. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For the period from April 1, 1996 through June 30, 1996, IAI has agreed to waive its Management Fee in excess of .25% of Minnesota Tax Free Fund's average daily net assets.

          Further information concerning fees paid by the Funds is set forth in the Statement of Additional Information.

                                 FUND DIRECTORS

                    Madeline Betsch      Richard E. Struthers
                    W. William Hodgson   J. Peter Thompson
                    George R. Long       Charles H. Withers
                    Noel P. Rahn

                                   BOND FUND
                              FINANCIAL HIGHLIGHTS

 The following information has been audited by KMPG Peat Marwick LLP, independent auditors, whose report is included in the Fund's Annual Report.
 The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from the Fund at no charge.


                                                                   YEARS ENDED MARCH 31,
                                        -------------------------------------------------------------------------------------------
                               YEAR      1994***       1994       1993       1992       1991      1990      1989      1988     1987
                              ENDED     --------       ----       ----       ----       ----      ----      ----      ----     ----
                             11/30/95
                            ---------

NET ASSET VALUE:
   Beginning of period        $  8.65    $  9.32    $ 10.42   $  10.25   $  10.02   $   9.66   $  9.31   $  9.63   $ 10.29  $ 10.72
                           --------------------------------------------------------------------------------------------------------


Operations:
   Net investment income          .58        .36        .62        .64        .73        .73       .73       .72       .76      .85
   Net realized and
    unrealized
    gains (losses)                .72       (.55)      (.25)       .93        .34        .43       .32      (.32)     (.37)    (.11)
                           --------------------------------------------------------------------------------------------------------
Total from operations            1.30       (.19)       .37       1.57       1.07       1.16      1.05       .40       .39      .74
                           ---------------------------------------------------------------------------------------------------------
Distributions to
  shareholders from:
   Net investment income         (.61)      (.35)      (.66)      (.64)      (.74)      (.80)     (.67)     (.72)     (.95)    (.89)
   Net realized gains              --       (.13)      (.81)      (.76)      (.10)        --      (.03)       --      (.10)    (.28)
                           ---------------------------------------------------------------------------------------------------------
Total distributions              (.61)      (.48)     (1.47)     (1.40)      (.84)      (.80)     (.70)     (.72)    (1.05)   (1.17)
                           ---------------------------------------------------------------------------------------------------------

 NET ASSET VALUE:
   End of period            $    9.34   $   8.65    $  9.32   $  10.42   $  10.25   $  10.02   $  9.66   $  9.31   $  9.63  $ 10.29
                           ========================================================================================================

Total investment return*        15.46%     (2.10%)     3.16%     16.44%     10.80%     12.62%    11.18%     4.29%     4.19%    7.39%

Net assets at end of period
   (000's omitted)          $  77,526   $ 80,622    $97,139   $119,371   $107,634   $108,589   $79,982   $50,187   $41,080  $46,089

 RATIOS:
   Expenses to average
     net assets                  1.09%      1.10%**    1.09%      1.10%      1.10%       .88%      .89%      .90%      .80%     .70%
   Net investment income to
     average net assets          6.32%      6.03%**    5.63%      6.03%      7.43%      7.56%     7.50%     7.70%     7.70%    8.50%
   Portfolio turnover rate
     (excluding short-term
       securities)              424.7%     226.7%     333.1%     160.8%     126.2%      43.0%     78.3%    115.3%     20.2%    35.4%

---------------------------

   * Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
   **    Annualized
   *** Period from April 1, 1994 to November 30, 1994. Reflects fiscal year-end change from March 31 to November 30.

                                GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS


The following information has been audited by KMPG Peat Marwick LLP, independent auditors, whose report is included in the Fund's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from the Fund at no charge.



                                                                         YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------
                                        YEAR
                                        ENDED
                                      11/30/95          1994****          1994          1993          1992*
                                     ---------          --------          ----          ----          -----

NET ASSET VALUE:
Beginning of period                    $  9.62         $    9.98       $ 10.46       $ 10.22        $ 10.00
                                       -------         ---------       -------       -------        -------

Operations:
   Net investment income                   .60               .33           .47           .57            .30
   Net realized and unrealized
     gains (losses)                        .43              (.34)         (.24)          .59            .24
                                       -------         ---------       -------       -------        -------
Total from operations                     1.03              (.01)          .23          1.16            .54
                                       -------         ---------       -------       -------        -------

Distributions to shareholders from:
   Net investment income                  (.59)             (.32)         (.49)         (.58)          (.30)
   Net realized gains                       --              (.03)         (.22)         (.34)          (.02)
                                       -------         ---------       -------       -------        -------
Total distributions                       (.59)             (.35)         (.71)         (.92)          (.32)
                                       -------         ---------       -------       -------        -------

NET ASSET VALUE:
   End of period                       $ 10.06         $    9.62       $  9.98       $ 10.46       $  10.22
                                     =========================================================================

Total investment return ***              10.99%            (0.09%)        2.02%        11.70%          5.51%

Net assets at end of period
  (000's omitted)                      $48,121         $  38,438       $41,027       $43,704       $ 30,707

RATIOS:
   Expenses to average net
    assets                                1.10%             1.10%**       1.10%         1.10%          1.10%**
   Net investment income to
     average net assets                   5.97%             5.12%**       4.40%         5.40%          5.16%**
   Portfolio turnover rate
     (excluding short-term
       securities)                       284.1%            121.5%        641.0%        236.3%         169.6%
-------------------------------------


     *    Period from August 8, 1991 (commencement of operations) to March 31,
          1992
    **    Annualized
   *** Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
  **** Period from April 1, 1994 to November 30, 1994. Reflects fiscal year-end change from March 31 to November 30.

                            MINNESOTA TAX FREE FUND*
                              FINANCIAL HIGHLIGHTS

The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report is included in the Fund's Annual Report. The financial statements in the Annual Report are incorporated by reference in (and are a part of) the Statement of Additional Information. Such Annual Report may be obtained by shareholders on request from the Fund at no charge.

                                                                                                    PERIOD
                                              YEAR                                    YEAR           FROM
                                              ENDED            PERIOD FROM            ENDED        4/6/92***
                                            11/30/95       4/1/94+ TO 11/30/94       3/31/94      TO 3/31/93
                                           ---------       -------------------      --------      ----------
NET ASSET VALUE:
   Beginning of period                       $ 9.53               $10.27             $10.67         $10.00
                                             ------               ------             ------         ------

Operations:
   Net investment income                        .52                  .39                .58            .41
   Net realized and unrealized gains
     (losses)                                   .71                 (.69)              (.35)           .67
                                             ------               ------             ------         ------
Total from operations                          1.23                 (.30)               .23           1.08
                                             ------               ------             ------         ------

Distribution to shareholders from:
   Net investment income                       (.52)                (.39)              (.56)          (.41)
   Net realized gains                           --                  (.05)              (.07)           --
                                             ------               ------             ------         ------
Total distributions                            (.52)                (.44)              (.63)          (.41)
                                             ------               ------             ------         ------

NET ASSET VALUE:
   End of period                             $10.24               $ 9.53             $10.27         $10.67
                                             ======               ======             ======         ======

Total investment return*                      13.17%               (3.10%)             1.89%         11.00%

Net assets at end of period (000's
 omitted)                                    $6,630               $6,942             $7,738         $5,045

RATIOS:
   Expenses to average net assets*****          .25%                 .25%**             .25%           .95%**
   Net investment income to average
      net assets*****                          5.15%                5.76%**            5.28%          4.36%**
   Portfolio turnover rate
     (excluding short-term securities)         94.0%                57.8%              16.0%           4.8%


--------------------
 * IAI Tax Free Fund was converted to IAI Minnesota Tax Free Fund on December 15, 1994. The information presented here may not provide a basis for evaluating the past investment results of the Fund.
 **      Annualized
 ***     Commencement of operations
 **** Total investment return is based on the change in net asset value of a share and assumes reinvestment of distributions at net asset value.
 ***** The Fund's adviser voluntarily waived $49,686, $35,252 and $53,108 in expenses for the year ended November 30, 1995, the period ended November 30, 1994 and the year ended March 31, 1994, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average net assets would have been .95% for each of the periods stated above and the ratio of net investment income to average net assets would have been 4.45%, 5.06% and 4.58%, respectively.
 +       Reflects fiscal year-end change from March 31 to November 30.

                             INVESTMENT PERFORMANCE

          From time to time the Funds may advertise performance data including monthly, quarterly, yearly or cumulative total return, average annual total return and yield figures. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. On December 15, 1994, IAI Tax Free Fund was converted to IAI Minnesota Tax Free Fund, so performance figures prior to that time may not provide a basis for evaluating the past investment results of such Fund. The investment return on and principal value of an investment in a Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Total return is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

          Yield refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. The tax equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

          For additional information regarding the calculation of such total return and yield figures, see "Investment Performance" in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' Annual Report to shareholders which may be obtained without charge from the Funds.

          Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data on the performance of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of the Funds. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. A Fund may also note its mention in newspapers, magazines, or other media from time to time. The Funds assume no responsibility for the accuracy of such data. For additional information on the types of indexes, averages and periodicals that might be utilized by the Funds in advertising and sales literature, see the section "Investment Performance" in the Statement of Additional Information.


                       INVESTMENT OBJECTIVE AND POLICIES

                                   BOND FUND

          Bond Fund's investment objective is to provide a high level of current
income consistent with preservation of capital.   Such objective may not be
changed without shareholder approval. There can be no assurance that Bond Fund's investment objective will be attained.

          Bond Fund pursues its objective by investing primarily in a diversified portfolio of investment grade bonds and other debt securities of similar quality. Investment grade securities are those securities rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). Although Bond Fund may also invest in below investment grade securities, it currently intends to limit such investments to 5% of its total assets and not to invest in securities rated lower than Ba by Moody's or BB by S&P.

          Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, Bond Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history , the quality of the issuer's management and regulatory matters.

          Other debt securities in which Bond Fund may invest include, but are not limited to, securities of, or guaranteed by, the United States Government, its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, debt securities of foreign issuers, and commercial paper rated at least Prime-2 by Moody's or A-2 by S&P or otherwise issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or S&P. Under normal market conditions, at least 65% of Bond Fund's total assets will be invested in corporate debt obligations and government securities with maturities at the time of acquisition of one year or more.

          Although Bond Fund generally will not make direct purchases of common stock, Bond Fund may purchase preferred stock and debt securities that are convertible into or exchangeable for or which carry warrants to purchase common stock or other equity interests. Bond Fund will limit its investments in such securities to a maximum of 10% of its net assets.

          Bond Fund may invest in securities issued by foreign issuers, whether dollar-denominated or not, including securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, that are determined by IAI to be of comparable quality to the other obligations in which Bond Fund may invest. Bond Fund currently intends to invest no more than 25% of the value of its total assets in non-dollar denominated securities of foreign issuers.

          Bond Fund may employ certain other investment techniques, as described in the section "Other Fund Investment Techniques." Please see the Prospectus section "Fund Risk Factors" and the Statement of Additional Information section "Investment Objectives and Policies" for a discussion of the risks associated with investing in Bond Fund.


                                GOVERNMENT FUND

          The investment objectives of Government Fund are to provide shareholders with a high level of current income and with preservation of capital. In seeking to achieve its objectives, Government Fund will invest its assets primarily in securities issued, guaranteed or collateralized by the United States Government, its agencies or instrumentalities whether or not backed by the "full faith and credit" pledge of the United States Government and in repurchase agreements pertaining to such securities. IAI anticipates that each of Government Fund's objectives will be given approximately equal consideration in the selection of Fund investments. Government Fund's investment objectives may not be changed without shareholder approval. There can be no assurance that Government Fund's investment objectives will be attained.

          Under normal market conditions, Government Fund will invest at least 65% of its assets in securities issued, guaranteed or collateralized by the United States Government, its agencies or instrumentalities (excluding, for purposes of calculating this minimum, CMOs as described below, which are secured by obligations of the U.S. Government, its agencies or instrumentalities but are issued by private issuers), including:

               1. United States Treasury obligations, such as Treasury Bills (which have original maturities of one year or less), Treasury Notes (which have original maturities of one to ten years) and Treasury Bonds (which have original maturities generally greater than ten years);

               2. Obligations of United States Government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury, such as Government National Mortgage Association ("Ginnie Mae") modified pass-through certificates;

               3. Obligations which are secured by the right of the issuer to borrow from the United States Treasury, such as securities issued by the Federal Financing Bank or the United States Postal Service; and

               4. Obligations which are supported by the credit of the government agency or instrumentality itself (but are not backed by the full faith and credit of the United States Government) such as securities of the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"), including pass-through securities and participation certificates thereof.


          Guarantees as to the timely payment of principal and interest do not extend to the value or yield of such securities nor do they extend to the value of Government Fund's shares. In the case of securities invested in by Government Fund which are not backed by the "full faith and credit" of the United States Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. Except as specifically set forth below, there are no percentage limitations with regard to the purchase of any of Government Fund's investments.

          The dollar-weighted average maturity of Government Fund's portfolio will generally not exceed, and may be substantially less than, seven years. As discussed below, mortgage-related securities generally have an average life less than their maturity. Because of variations in prepayment rights, it is not possible to accurately predict the life of a particular mortgage-related investment. For purposes of determining the dollar-weighted average maturity of Government Fund's portfolio, IAI will consider the statistical average remaining life of mortgage-related securities.

          The mortgage-related securities in which Government Fund may invest include pass-through securities. Mortgage pass-through securities are issued by government agencies such as Ginnie Mae, Freddie Mac and Fannie Mae. Such securities are formed when mortgages are pooled together and undivided interests in the pool are sold to investors (such as Government Fund) by various governmental and government-related organizations. The cash flow from the underlying mortgages is "passed through" to the holders of the securities in the form of monthly payments of interest, principal and prepayments. Timely payment of the principal and interest on such securities is guaranteed either by the full faith and credit of the United States Government (as in the case of Ginnie Mae securities) or by the agency itself (as in the case of Freddie Mac and Fannie Mae securities). In addition, Government Fund may invest up to 35% of its assets in securities of private issuers that are collateralized by pools of mortgages issued or guaranteed by the United States Government, its agencies or instrumentalities, called collateralized mortgage obligations ("CMOs"). CMOs of private issuers, even though collateralized by Government securities, are not guaranteed by the U.S. Government or any agency or instrumentality of the U.S. Government. Government Fund will invest in privately issued CMOs only if rated at the time of investment Aaa by Moody's Investors Service, Inc. ("Moody's"), or AAA by Standard & Poor's Corporation ("S&P"). CMOs are more fully described in the Statement of Additional Information under "Investment Objectives and Policies--Mortgage-Backed Securities."

          The average life of such mortgage pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayment is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Accordingly, the life of an individual mortgage-related security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. See the Statement of Additional Information for more information about the characteristics of these instruments.

          Instrumentalities of the United States Government which issue or guarantee securities in which Government Fund may invest include, but are not limited to, the Federal Farm Credit System, the Student Loan Marketing Association, Federal Home Loan Banks, Federal Land Banks, Freddie Mac and Fannie Mae. Since the United States Treasury is not obligated by law to provide support to all United States Government instrumentalities and agencies, Government Fund will invest in securities issued by such instrumentalities and agencies only when IAI determines that the credit risk with respect to the instrumentality or agency does not make its securities unsuitable investments for Government Fund.

          Government Fund may also invest in non-U.S. Government bonds and other fixed income securities including fixed income securities issued by corporations and foreign entities, whether dollar-denominated or not, securities issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, and obligations of supranational entities, that are rated within the four highest grades by Moody's or S&P or are determined by IAI to be of comparable quality. For a description of Moody's and S&P ratings, see Appendix A to the Statement of Additional Information.

          Government Fund may employ certain other investment techniques, as described in the section "Other Fund Investment Techniques." Please see the Prospectus section "Fund Risk Factors" and the Statement of Additional Information section "Investment Objectives and Policies" for a discussion of the risks associated with investing in Government Fund.

                            MINNESOTA TAX FREE FUND

          The investment objective of Minnesota Tax Free Fund is to provide shareholders with as high a level of current income exempt from federal income tax as is consistent with preservation of capital. Minnesota Tax Free Fund will seek to achieve its objective by investing primarily in investment grade municipal bonds issued by the State of Minnesota and its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities (collectively, "Minnesota Obligations"). Minnesota Tax Free Fund's investment objective may not be changed without shareholder approval. There can be no assurance that Minnesota Tax Free Fund's objective will be met.

          Under normal market conditions, Minnesota Tax Free Fund expects to invest at least 80% of its total assets in Minnesota Obligations that produce income that is exempt from Minnesota and federal personal income tax. If an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of Minnesota Tax Free Fund's assets may be held in cash or invested in tax-exempt securities subject to the alternative minimum tax or short-term taxable investments including U.S. Government obligations and money market instruments. Minnesota Tax Free Fund may temporarily invest up to 50% of its assets in cash, high-quality tax exempt securities subject to the alternative minimum tax or high-quality taxable securities during periods which, in IAI's opinion, require a defensive position. To the extent that Minnesota Tax Free Fund invests in taxable securities, a portion of the Fund's income may be subject to federal, and state income taxes.

          Minnesota Tax Free Fund will invest primarily in municipal securities the interest on which is exempt from Minnesota and federal personal income tax. The two principal classifications of municipal securities are general obligation and revenue bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from the general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity.

          The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sports complexes. Pollution control revenue bonds are issued to finance air, water and solid waste pollution control systems for privately operated industrial or commercial facilities.

          There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities and municipal notes. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of the instruments. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Some municipal securities may not be backed by the faith, credit, and taxing power of the issuer. Other municipal securities in which Minnesota Tax Free Fund may invest include municipal lease obligations, resource recovery bonds, zero coupon and asset-backed securities, tax, revenue or bond anticipation notes and tax exempt commercial paper. For additional information regarding certain of such municipal securities, see "Investment Objectives and Policies" in the Statement of Additional Information.

          Minnesota Tax Free Fund will invest at least 70% of its net assets in municipal securities that are of investment grade or of equivalent quality as determined by IAI. Investment grade securities are those rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). Minnesota Tax Free Fund also may invest in short-term municipal obligations which are rated in the two highest rating categories by Moody's or S&P. Up to 30% of Minnesota Tax Free Fund's net assets may be invested in securities rated below investment grade. Minnesota Tax Free Fund does not, however, currently intend to invest in securities rated lower than B by Moody's or S&P.

          Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominately speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding ratings of debt securities. In purchasing such securities, Minnesota Tax Free Fund will rely on IAI's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. IAI will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

          Minnesota Tax Free Fund may also invest in state or municipal leases and participation interests therein. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets.

          Although Minnesota Tax Free Fund may invest in securities of any maturity, the dollar-weighted average maturity of Minnesota Tax Free Fund's investment portfolio is expected to be approximately 20 years.

          Minnesota Tax Free Fund may employ certain other investment techniques, as described in the section "Other Fund Investment Techniques." Please see the Prospectus sections "Fund Risk Factors" and "Special Risk Factors Associated with Minnesota Tax Free Fund" as well as the Statement of Additional Information section "Investment Objectives and Policies" for a discussion of the risks associated with investing in Minnesota Tax Free Fund.

OTHER FUND INVESTMENT TECHNIQUES

REPURCHASE AGREEMENTS

          Each Fund may invest in repurchase agreements relating to the securities in which it may invest. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS

          Each Fund may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, government securities or liquid high-grade debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. A Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, a Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for a Fund to "roll over" its purchase commitment, a Fund may receive a negotiated fee. As to each Fund, no more than 20% of its net assets may be invested in when-issued, delayed delivery or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls or "roll" transactions). For additional information on roll transactions, see
"Investment Objectives and Policies -- Dollar Rolls" in the Statement of Additional Information.

ZERO COUPON OBLIGATIONS

          Each Fund may also invest in zero coupon obligations of the U.S. Government or its agencies, tax exempt issuers and corporate issuers, including rights to stripped coupon and principal payments ("strips"). Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of strips and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality.

LENDING

          In order to generate additional income, each Fund may lend portfolio securities up to one-third of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. This practice could cause a Fund to experience a loss or a delay in recovering of its securities.

ADJUSTING INVESTMENT EXPOSURE

          Each Fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques include buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.

BORROWING

          Each Fund may borrow from banks for temporary or emergency purposes or through reverse repurchase agreements. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding , this may be considered a form of leverage.

PORTFOLIO TURNOVER

          Each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to management either as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision. Since investment changes usually will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. Accordingly, a Fund's annual portfolio turnover rate cannot be anticipated and may be relatively high. A higher turnover rate generally results in higher brokerage and other costs for a Fund, and may increase taxable capital gains. Each Funds historical portfolio turnover rates are set forth in the section "Financial Highlights.

          Further information regarding these and other techniques is contained in the Statement of Additional Information.

FUND RISK FACTORS


INTEREST RATE RISK

          As a mutual fund investing in fixed-income securities, each Fund is subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. The change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities. In managing a Fund, IAI will adjust the duration of the investment portfolio in response to economic and market conditions. Duration is generally considered a better measure of interest rate risk than is maturity. Duration is a measure of the expected change in value of a fixed income security (or portfolio) for a given change in interest rates. For example, if interest rates rise by one percent, the market value of a security (or portfolio) having a duration of two generally will fall by approximately two percent. In some situations, the standard duration calculation does not properly reflect the interest rate risk of a security. In such situations, IAI will use more sophisticated analytical techniques, such as modeling principal and interest payments based upon historical experience or expected volatility, to arrive at an effective duration that incorporates the additional variables into the determination of interest rate risk. These techniques may involve estimates of future economic parameters which may vary from actual future outcomes. These principals of interest rate risk also apply to U.S. Treasury and U.S. Government agency securities. As with other bond investments, U.S. Government securities will rise and fall in value as interest rates change. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.

CREDIT RISK

          Each Fund is also subject to credit risk. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The credit risk of a Fund depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).

CALL RISK

          Each Fund is also subject to call risk. Call risk is the possibility that corporate bonds held by a Fund will be repaid prior to maturity. Call provisions, common in many corporate bonds held by a Fund, allow bond issuers to redeem bonds prior to maturity (at a specified price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For a Fund, the result would be that bonds with high interest rates are "called" and must be replaced with lower-yielding instruments. In these circumstances, the income of a Fund would decline.

FOREIGN INVESTMENT RISK FACTORS

          Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, the risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Because a Fund can invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets and other economic and financial conditions affecting the world economy. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in a Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by a Fund. Delays may be encountered in settling securities transactions in certain foreign markets, and a Fund will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities.

RISKS OF TRANSACTIONS IN DERIVATIVES

          Each Fund will spread investment risk by limiting its holdings in any one company or industry. IAI may use futures, options, swap and currency exchange agreements as well as short sales to adjust the risk and return characteristics of a Fund's portfolio of investments. If IAI judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund's investments, use of these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. Use of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction is unable to perform as promised. Moreover, a liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. Please refer to the Statement of Additional Information which further describes these risks.


MANAGER RISK

     IAI manages each Fund according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Manager risk refers to the possibility that IAI may fail to execute each Fund's investment strategy effectively. As a result, each Fund may fail to achieve its stated objective.

PREPAYMENT RISKS

          Government Fund is subject to prepayment risk. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on GNMA certificates held by the Fund is "prepaid" earlier than expected. Government Fund must then reinvest the unanticipated principal in new GNMA certificates, just at a time when interest rates on new mortgage investments are falling.

          Prepayment risk has two important effects on Government Fund:

          . When interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, the income of Government Fund will be reduced.

          . When interest rates fall, prices on GNMA securities will not rise as much as comparable Treasury bonds, as bond market investors anticipate an increase in mortgage prepayments and a likely decline in income.

RISKS OF LOWER-RATED DEBT SECURITIES

          Bond and Minnesota Tax-Free Funds may invest in debt securities commonly known as "junk" bonds. Such securities are subject to higher risks and greater market fluctuations than are lower-yielding, higher-rated securities. The price of junk bonds has been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but is likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuers of a fixed-income security owned by a Fund were to default, such Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of junk bonds is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of junk bonds and a concomitant volatility in the net asset value of a share of a Fund.

          The secondary market for junk bonds is less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of a Fund to arrive at a fair value for certain junk bonds at certain times and could make it difficult for a Fund to sell certain securities. For a description of Moody's and S & P ratings, see Appendix A to the Statement of Additional Information.


SPECIAL RISK FACTORS ASSOCIATED WITH MINNESOTA TAX FREE FUND

          To the extent Minnesota Tax Free Fund's investments are primarily concentrated in issuers located in Minnesota, the value of Minnesota Tax Free Fund's shares may be especially affected by factors pertaining to Minnesota's economy and other factors specifically affecting the ability of Minnesota issuers to meet their obligations. As a result, the value of Minnesota Tax Free Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within Minnesota. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Further information relating to investments in Minnesota tax-exempt obligations is contained in the Statement of Additional Information.

          As mentioned above, revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations that are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain private activity bonds issued after August 7, 1986. In the future, legislation could be enacted which could further restrict or eliminate the income tax exemption for interest on debt obligations in which Minnesota Tax Free Fund may invest.


          As described above, the revenue bonds in which Minnesota Tax Free Fund invests may entail greater credit risk than the general obligation bonds in which it invests. This is because revenue bonds generally are not backed by the faith, credit or general taxing power of the issuing governmental entity. Investors should also note that even general obligation bonds are not free from the risk of default. The ratings and certain other requirements which apply to Minnesota Tax Free Fund's permitted investments, as described elsewhere in this prospectus, are intended to limit the amount of credit risk undertaken by Minnesota Tax Free Fund. Nevertheless, shareholders in Minnesota Tax Free Fund bear the risk that payment defaults could cause the value of Minnesota Tax Free Fund's investment portfolio to decline.

          From time to time Minnesota Tax Free Fund may invest more than 25% of its assets in municipal securities which are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, Minnesota Tax Free Fund may be subject to greater risk as compared to a fund that does not follow this practice.


          The 1995 Minnesota Legislature enacted a statement of legislative intent specifying certain circumstances under which interest on the Minnesota municipal obligations held by Minnesota Tax Free Fund might become taxable for Minnesota state income tax purposes. See "Dividends, Distributions and Tax Status -Minnesota Income Taxation: Minnesota Tax Free Fund" below.

INVESTMENT RESTRICTIONS

          Each Fund is subject to certain other investment policies and restrictions described in the Statement of Additional Information, some of which are fundamental and may not be changed without the approval of the shareholders of a Fund. Each Fund is a diversified investment company and has a fundamental policy that, with respect to 75% of its total assets, it may not invest more than 5% of its total assets in any one issuer. Each Fund, also as fundamental policies, may not invest 25% or more of its assets in any one industry and may borrow only for temporary or emergency purposes in an amount not exceeding one-third of its total assets. Please refer to the Statement of Additional Information for a further discussion of each Fund's investment restrictions.

                                   MANAGEMENT


          Bond Fund was created on August 18, 1977, as a separate portfolio represented by a separate class of common stock of IAI Investment Funds I, Inc., a Minnesota corporation. Government and Minnesota Tax Free Funds were created on April 6, 1992 and August 8, 1991, respectively, as separate portfolios represented by separate classes of common stock of IAI Investment Funds VI, Inc., also a Minnesota corporation. Under Minnesota law, each Fund's Board of Directors is generally responsible for the overall management and operation of each Fund. IAI serves as the investment adviser of each Fund. IAI also furnishes investment advice to other concerns including other investment companies, pension and profit sharing plans, foundations, religious, educational and charitable institutions, trusts, municipalities and individuals, having total assets in excess of $14 billion. IAI's ultimate corporate parent is Lloyds TSB Group plc, a publicly-held financial services organization headquartered in London, England. Lloyds TSB Group plc is one of the largest personal and corporate financial services groups in the United Kingdom and is engaged in a wide range of activities including commercial and retail banking. The address of IAI is that of the Funds.




          Pursuant to a written agreement with each Fund (the "Management Agreement"), IAI provides each Fund with investment advisory services and is responsible for the overall management of each Fund's business affairs subject to the authority of the Board of Directors. The Management Agreement also provides that, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and, in certain circumstances, taxes and extraordinary expenses, IAI shall pay all of a Fund's operating expenses. As compensation under the Management Agreement, each of Bond Fund and Government Fund will pay IAI 1.10% of its average daily net assets and Minnesota Tax Free Fund will pay .95% of its average daily net assets. Because IAI is paying Fund operating expenses, these fees represent each Fund's total expenses. Until June 30, 1996, IAI has voluntarily agreed to waive the fee due under the Management Agreement in excess of .25% of Minnesota Tax Free Fund's average daily net assets. With respect to certain of the services for which it is responsible under the Management Agreement, IAI may also pay qualifying broker-dealers, financial institutions and other entities for providing such services to Fund shareholders. IAI shall not be liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

          Each Fund is managed by a team of IAI investment professionals which is responsible for making the day-to-day investment decisions for such Fund. The teams managing the Funds are as follows.

          Larry Hill, Scott Bettin and Livingston Douglas have responsibility for the management of Bond Fund. Mr. Hill is IAI's Chief Fixed Income Officer and a member of its Board of Directors. Mr. Hill has managed Bond Fund since joining IAI in 1984. Mr. Bettin is a Senior Vice President of IAI and has managed Bond Fund since joining IAI as a fixed income portfolio manager in 1987. Mr. Douglas is a Vice President of IAI and has managed Bond Fund since joining IAI as a fixed income portfolio manager in 1993. Prior to joining IAI, Mr. Douglas served as a fixed income portfolio manager for Mackey-Shields Financial Corporation.

          Scott Bettin and Stephen Coleman have responsibility for the management of Government Fund. Mr. Bettin has managed Government Fund since its inception. Mr. Coleman is a Senior Vice President of IAI and has served as a fixed income portfolio manager since joining IAI in 1991. Mr. Coleman commenced managing Government Fund in January 1995.

          Stephen Coleman and Livingston Douglas have responsibility for the management of Minnesota Tax Free Fund. Mr. Coleman has managed Minnesota Tax Free Fund since inception. Mr. Douglas commenced managing Minnesota Tax Free Fund in January 1995.


          Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., IAI may consider sales of shares of a Funds as a factor in the selection of broker-dealers to execute a Funds' securities transactions.

                   COMPUTATION OF NET ASSET VALUE AND PRICING


          Each Fund is open for business each day the New York Stock Exchange ("NYSE") is open. IAI normally calculates a Fund's net asset value ("NAV") as of the close of business of the NYSE, normally 3 p.m. Central time.

          A Fund's NAV is the value of a single share. The NAV is computed by adding up the value of a Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

          A Fund's investments with remaining maturities of 60 days or less may be valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Other portfolio securities and assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Directors believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.

          The offering price (price to buy one share) and redemption price (price to sell one share) are referred to as a Fund's NAV.


                               PURCHASE OF SHARES

          Each Fund offers its shares continually to the public at the net asset value of such shares. Shares may be purchased directly from a Fund or through certain security dealers who have responsibility to promptly transmit orders and may charge a processing fee, provided that the Fund whose shares are being purchased is duly registered in the state of the purchaser's residence, if required, and the purchaser otherwise satisfies the Fund's purchase requirements. No sales load or commission is charged investors in connection with the purchase of Fund shares.


          The minimum initial investment to establish an account with the IAI Family of Funds is $5,000. Such initial investment may be allocated among a Fund and other funds in the IAI Family of Funds as desired, provided that no less than $1,000 is allocated to any one fund. The minimum initial investment for IRA accounts is $2,000, provided that the minimum amount that may be allocated to any one fund is $1,000. Once the account minimum has been met, subsequent purchases can be made in a Fund for $100 or more. Such minimums may be waived for participants in the IAI Investment Club.

          Investors may satisfy the minimum investment requirement by participating in the STAR Program. Participation in the STAR Program requires an initial investment of $1,000 per Fund and a commitment to invest an aggregate of $5,000 within 24 months. If a STAR Program participant does not invest an aggregate of $5,000 in the IAI Family of Funds within 24 months, IAI may, at its option, redeem such shareholder's interest. Investors wishing to participate in the STAR Program should contact a Fund to obtain a STAR Program application.


          To purchase shares, forward the completed application and a check payable to "IAI Funds" to a Fund. Upon receipt, your account will be credited with the number of full and fractional shares which can be purchased at the net asset value next determined after receipt of the purchase order by a Fund.

          Purchases of shares are subject to acceptance or rejection by a Fund on the same day the purchase order is received and are not binding until so accepted. It is the policy of the Funds and the Underwriter to keep confidential information contained in the application and regarding the account of an investor or potential investor in the Funds.

          All correspondence relating to the purchase of shares should be directed to the office of the Funds, P.O. Box 357, Minneapolis, Minnesota 55440 or, if using overnight delivery, to 3700 First Bank Place, 601 Second Ave. South, Minneapolis, Minnesota 55402. For assistance in completing the application please contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.


                                RETIREMENT PLANS

          Shares of Bond and Government Funds may be an appropriate investment medium for various Retirement Plans. Persons desiring information about establishing an Individual Retirement Account (IRA) (for employed persons and their spouses) or other Retirement Plans should contact the Fund at 1-800-945-3863. All Retirement Plans involve a long-term commitment of assets and are subject to various legal requirements and restrictions. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, you are urged to consult with an attorney or tax advisor prior to the establishment of such a plan.


                           AUTOMATIC INVESTMENT PLAN

          Investors may arrange to make regular investments of $100 or more per fund on a monthly basis, effective as of the 4th and/or 18th day of each month (or the next business day), through automatic deductions from their checking or savings accounts. Such investors may, of course, terminate their participation in the Automatic Investment Plan at any time upon written notice to a Fund. Any changes or instructions to terminate existing Automatic Investment Plans must be received by the last business day of the preceding month in which the change or termination is to take place. Investors interested in participating in the Automatic Investment Plan should complete the Automatic Investment Plan application and return it to a Fund.


                              REDEMPTION OF SHARES

          Registered holders of Fund shares may at any time require a Fund to redeem their shares upon their written request accompanied by surrender of the stock certificates in proper form for transfer or, if the certificates are held by such Fund, through written instructions requesting that such Fund redeem such shares. Shareholders may redeem shares by phone (subject to a limit of $50,000) provided such shareholders have authorized such Fund to accept telephone instructions.

          Certificates presented for redemption must be endorsed on the back with the signature of the person whose name appears on the certificate. If no certificate has been issued, redemption instructions must be signed by the person(s) in whose name the shares are registered. If the redemption proceeds are to be paid or mailed to any person other than the shareholder of record or if redemption proceeds are in excess of $50,000, a Fund will require that the signature on the written instructions be guaranteed by a participant in a signature guarantee program, which may include certain national banks or trust companies or certain member firms of national securities exchanges. (Notarization by a Notary Public is NOT ACCEPTED.) If the shares are held of record in the name of a corporation, partnership, trust or fiduciary, a Fund may require additional evidence of authority prior to accepting a request for redemption. A Fund will not send redemption proceeds until checks (including certified checks or cashiers checks) received in payment for shares have cleared.

          The redemption proceeds received by the investor are based on the net asset value next determined after redemption instructions in good order are received by a Fund. Since the value of shares redeemed is based upon the value of a Fund investment at the time of redemption, it may be more or less than the price originally paid for the shares.

          Payment for shares redeemed will ordinarily be made within seven days after a request for redemption has been made. Normally a Fund will mail payment for shares redeemed on the business day following receipt of the redemption request.

          Following a redemption or transfer request, if the value of a shareholder's interest in a Fund falls below $500, such Fund reserves the right to redeem such shareholder's entire interest and remit such amount. Such a redemption will only be effected following: (a) a redemption or transfer by a shareholder which causes the value of such shareholder's interest in such Fund to fall below $500; (b) the mailing by such Fund to such shareholder of a notice of intention to redeem; and (c) the passage of at least six months from the date of such mailing, during which time the investor will have the opportunity to make an additional investment in such Fund to increase the value of such investor's account to at least $500.

                              EXCHANGE PRIVILEGE

     The Exchange Privilege enables shareholders to purchase, in exchange for shares of a Fund, shares of certain other funds managed by IAI. These funds have different investment objectives from the Funds. Shareholders may exchange shares of a Fund for shares of another fund managed by IAI, provided that the fund whose shares will be acquired is duly registered in the state of the shareholder's residence, if required, and the shareholder otherwise satisfies the fund's purchase requirements. Although the Funds do not currently charge a fee for use of the Exchange Privilege, they reserve the right to do so in the future.

     Because excessive trading can hurt Fund performance and shareholders, there is a limit of four exchanges out of each Fund per calendar year per account. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit. Each Fund reserves the right to temporarily or permanently terminate the Exchange Privilege of any investor who exceeds this limit. The limit may be modified for certain retirement plan accounts, as required by the applicable plan document and/or relevant Department of Labor regulations, and for Automatic Exchange Plan participants. Each Fund also reserves the right to refuse or limit exchange purchases by any investor if, in IAI's judgment, such Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

     Fund shareholders wishing to exercise the Exchange Privilege should notify a Fund in writing or, provided such shareholders have authorized a Fund to accept telephone instructions, by telephone. At the time of the exchange, if the net asset value of the shares redeemed in connection with the exchange is greater than the investor's cost, a taxable capital gain will be realized. A capital loss will be realized if at the time of the exchange the net asset value of the shares redeemed in the exchange is less than the investor's cost. Each Fund reserves the right to terminate or modify the Exchange Privilege in the future.

                            AUTOMATIC EXCHANGE PLAN

     Investors may arrange to make regular exchanges of $100 or more between any of the funds in the IAI Mutual Fund Family on a monthly basis. Exchanges will take place at the closing price of the fifth day of each month (or the next business day). Shareholders are responsible for making sure sufficient shares exist in the Fund account from which the exchange takes place. If there are not sufficient funds in a Fund account to meet the requested exchange amount, the Automatic Exchange Plan will be suspended. Shareholders may not close Fund accounts through the Automatic Exchange Plan. Investors interested in participating in the Automatic Exchange Plan should complete the Automatic Exchange Plan portion of their application. For assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.


                          AUTHORIZED TELEPHONE TRADING

     Investors can transact account exchanges and redemptions via the telephone by completing the Authorized Telephone Trading section of the IAI Mutual Fund application and returning it to a Fund. Investors requesting telephone trading privileges will be provided with a personal identification number ("PIN") that must accompany any instructions by phone. Shares will be redeemed or exchanged at the next determined net asset value. Telephone redemption proceeds are subject to a $50,000 limit and must be made payable to the owner(s) of record and delivered to the address of record.


     In order to confirm that telephone instructions for redemptions and exchanges are genuine, the Funds have established reasonable procedures, including the requirement that a personal identification number accompany telephone instructions. If a Fund or the transfer agent fails to follow these procedures, such Fund may be liable for losses due to unauthorized or fraudulent instructions. To the extent the reasonable procedures are followed, none of the Funds, their transfer agent, IAI, or their principal Underwriter will be liable for any loss, injury, damage, or expense for acting upon telephone instructions believed to be genuine, and will otherwise not be responsible for the authenticity of any telephone instructions, and, accordingly, the investor bears the risk of loss resulting from telephone instructions. All telephone redemptions and exchange requests will be tape recorded.


                        SYSTEMATIC CASH WITHDRAWAL PLAN

          Each Fund has available a Systematic Cash Withdrawal Plan for any investor desiring to follow a program of systematically withdrawing a fixed amount of money from an investment in shares of a Fund. Payments under the plan will be made monthly or quarterly in amounts of $100 or more. Shares will be sold with the closing price of the 15th of the applicable month (or the next business day). To provide funds for payment, a Fund will redeem as many full and fractional shares as necessary at the redemption price, which is Net Asset Value. The holder of a Systematic Cash Withdrawal Plan must have income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value.

          Payments under this plan, unless pursuant to a retirement plan, should not be considered income. Withdrawal payments may exceed dividends and distributions and, to this extent, there will be a reduction in the investor's equity. An investor should also understand that this plan cannot insure profit, nor does it protect against any loss in a declining market. Careful consideration should be given to the amount withdrawn each month. Excessive withdrawals could lead to a serious depletion of equity, especially during periods of declining market values. Fund management will be available for consultation in this matter.

          Plan application forms are available through the Funds. If you would like assistance in completing the application contact IAI Mutual Fund Shareholder Services at 1-800-945-3863.

                    DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

DIVIDENDS

          The policy of each Fund is to pay dividends from net investment income monthly and to make distributions of realized capital gains, if any, annually. However, provisions in the Internal Revenue Code of 1986, as amended (the "Code"), may result in additional net investment income and capital gains distributions by a Fund. When you open an account, you should specify on your application how you want to receive your distributions. Each Fund offers three options: Full Reinvestment--your dividend and capital gain distributions will be automatically reinvested in additional shares of such Fund; Capital Gains Reinvestment--your capital gain distributions will be automatically reinvested, but your income dividend distribution will be paid in cash; and Cash--your income dividends and capital gain distributions will be paid in cash. Distributions taken in cash can be sent via check or transferred directly to your account at any bank, savings and loan or credit union that is a member of the Automated Clearing House (ACH) network. UNLESS INDICATED OTHERWISE BY THE SHAREHOLDER, THE FUND WILL AUTOMATICALLY REINVEST ALL SUCH DISTRIBUTIONS INTO FULL AND FRACTIONAL SHARES AT NET ASSET VALUE.

          The Funds' Directed Dividend service allows you to invest your dividends and/or capital gain distributions directly into another IAI Mutual Fund. Contact IAI Mutual Fund Shareholder Services at 1-800-945-3863 for details.

TAX STATUS OF THE FUNDS

          Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code during the current taxable year. If so qualified, each Fund will not be subject to federal income tax on income that it distributes to its shareholders.

FEDERAL INCOME TAXATION:  BOND AND GOVERNMENT FUNDS

          Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares.

          For federal income tax purposes, each Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions designated as capital gain dividends are taxed as long-term capital gains.

          Upon redemption of shares of a Fund the shareholder will generally recognize a capital gain or loss equal to the difference between the amount realized on the redemption and the shareholder's adjusted basis in such shares. Such gain or loss will be long-term if the shares have been held for more than one year. Under the Code, the deductibility of capital losses is subject to certain limitations.

FEDERAL INCOME TAXATION:  MINNESOTA TAX FREE FUND

          The Fund anticipates that substantially all dividends from net investment income paid by the Fund will be designated as "exempt-interest dividends" and therefore will not be subject to federal income tax. Dividends derived from taxable investments, together with distributions from any net realized short-term gains, will be taxable as ordinary income whether or not reinvested. Distributions from net realized long-term gains that are designated as capital gain dividends generally will be taxable as long-term capital gains for federal income tax purposes, regardless of the length of time for which the shareholder has held the shares. The Fund will advise shareholders of the percentage, if any, of the dividends not exempt from federal income tax, and the percentage, if any, subject to the alternative minimum tax imposed on individuals, estates and trusts.

          For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax exceeds a taxpayer's regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. The Fund may invest in securities that generate interest that is treated as an item of tax preference. In addition, all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings for purposes of determining the federal corporate AMT.

          Because liability for the AMT will depend upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in the Fund would be subject to the tax will depend upon each shareholder's individual situation. Each shareholder is advised to consult his or her tax advisor with respect to the possible effects of such tax preference items.

MINNESOTA INCOME TAXATION:  MINNESOTA TAX FREE FUND

          The portion of exempt-interest dividends that is derived by the Fund from interest on Minnesota tax exempt obligations is excluded from the Minnesota taxable net income of individuals, estates, and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends the Fund pays. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, is included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the U.S. government or its possessions or territories. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains for Minnesota income tax purposes. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses.

          Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986, will be included in the Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.


          The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Tax Free Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, Minnesota Tax Free Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Fund would become taxable under this Minnesota statutory provision.

MISCELLANEOUS

          Annually, IAI will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. Whenever you sell shares of a Fund, IAI will send you a confirmation statement showing how many shares you sold and at what price. You will also receive an account statement quarterly and a consolidated transaction statement annually. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

          The foregoing relates to federal and Minnesota income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Funds, see "Tax Status" in the Statement of Additional Information.

                          DESCRIPTION OF COMMON STOCK


          All shares of each Fund have equal rights as to redemption, dividends and liquidation, and will be fully paid and nonassessable when issued and will have no preemptive or conversion rights.

          The shares of each Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On some issues, such as the election of directors, all shares of each corporation vote together as one series. On an issue affecting only a particular series, such as voting on the Advisory Agreement, only the approval of a particular series is required to make the agreement effective with respect to such series.

          Annual or periodically scheduled regular meetings of shareholders will not be held except as required by law. Minnesota corporation law does not require an annual meeting; instead, it provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, shareholders holding three percent or more of the voting shares of each Fund may demand a regular meeting of shareholders of such Fund by written notice of demand given to the Chief Executive Officer or the Chief Financial Officer of such Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors shall cause a regular meeting of shareholders to be called and held no later than ninety days after receipt of the demand, all at the expense of such Fund. An annual meeting will be held on the removal of a director or directors of a Fund if requested in writing by holders of not less than 10% of the outstanding shares of a Fund.

          The shares of each Fund are transferable by endorsement of the certificate if held by the shareholders, or if the certificate is held by such Fund, by delivery to such Fund of transfer instructions. Transfer instructions or certificates should be delivered to the office of such Fund. A Fund is not bound to recognize any transfer until it is recorded on the stock transfer books maintained by such Fund.

                             COUNSEL AND AUDITORS

          The firm of Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, provides legal counsel for the Funds. KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the independent auditors for the Funds.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

          The Custodian for each Fund is Norwest Bank Minnesota, N.A., Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479. With respect to the Bond and Government Funds, Norwest employs foreign subcustodians and depositories, which were approved by such Fund's Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for such Funds' assets held outside the United States. For a listing of the subcustodians and depositories currently employed by such Funds, see the Statement of Additional Information. IAI acts as each Fund's transfer agent, dividend disbursing agent and IRA Custodian (if applicable), at P.O. Box 357, Minneapolis, Minnesota 55440.

                         TAX-EXEMPT VS. TAXABLE INCOME

          The table below shows the approximate yields that taxable securities must earn to equal yields that are exempt from both federal and Minnesota income taxes under selected combined federal/Minnesota income tax brackets, which reflect effective combined rates after deducting Minnesota taxes from federal income. The 33.8% combined federal/Minnesota bracket assumes that the investor is subject to a 28% marginal federal income tax rate and an 8% marginal Minnesota income tax rate. The 36.9% combined federal/Minnesota bracket assumes that the investor is subject to a 31% marginal federal income tax bracket and an 8.5% marginal Minnesota income tax rate. The 41.4% combined federal/Minnesota bracket assumes that the investor is subject to a 36% marginal federal income tax rate and an 8.5% marginal Minnesota income tax rate. The 44.7% combined federal/Minnesota bracket assumes that the investor is subject to a 39.6% marginal federal income tax rate and an 8.5% marginal Minnesota income tax rate. The 39.6% federal rate and 8.5% Minnesota rate are the highest rates currently in effect.

                                     TAXABLE EQUIVALENT YIELDS
                            -------------------------------------------
                            COMBINED FEDERAL AND MINNESOTA TAX BRACKETS
                            -------------------------------------------
          TAX-FREE YIELDS  33.8%        36.9%        41.4%        44.7%
          ---------------  -----        -----        -----        -----

                4.0%        6.04%        6.34%        6.83%        7.23%
                4.5%        6.80%        7.13%        7.68%        8.14%
                5.0%        7.55%        7.92%        8.53%        9.04%
                5.5%        8.31%        8.72%        9.39%        9.95%
                6.0%        9.06%        9.51%       10.24%       10.85%
                6.5%        9.82%       10.30%       11.09%       11.75%
                7.0%       10.57%       11.09%       11.95%       12.66%
                7.5%       11.33%       11.89%       12.80%       13.56%
                8.0%       12.08%       12.68%       13.65%       14.47%

          This table does not take into consideration any federal or Minnesota alternative minimum tax. In addition, the table is based upon yields that are derived solely from tax-exempt income. To the extent the Minnesota Tax Free Fund's actual yield is derived from taxable income, such Fund's equivalent taxable yield will be less than set forth in the table. The tax-free yields used in the table should not be considered as representations of any particular rates of return and are for purposes of illustration only.

                            ADDITIONAL INFORMATION

          Each Fund sends to its shareholders a six-month unaudited and an annual audited financial report, each of which includes a list of investment securities held.

          In the opinion of the staff of the Securities and Exchange Commission, the use of this combined Prospectus may possibly subject all Funds to a certain amount of liability for any losses arising out of any statement or omission in this Prospectus regarding a particular Fund. In the opinion of the Funds' management, however, the risk of such liability is not materially increased by the use of a combined Prospectus.

          Shareholder inquiries should be directed to the Funds at the telephone number or mailing address listed on the back inside cover of this Prospectus.

                                 IAI BOND FUND
                              IAI GOVERNMENT FUND
                          IAI MINNESOTA TAX FREE FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 1, 1996

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO A PROSPECTUS DATED APRIL 1, 1996, AND SHOULD BE READ IN CONJUNCTION THEREWITH. A COPY OF THE PROSPECTUS MAY BE OBTAINED FROM THE FUND, 3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440 (TELEPHONE: 1-612-376-2700 OR 1-800-945-3863).

                               TABLE OF CONTENTS

                                                        Page
INVESTMENT OBJECTIVE AND POLICIES........................ 3
          Repurchase Agreements.......................... 3
     Reverse Repurchase Agreements....................... 3
     Securities of Foreign Issuers....................... 3
     Lending Portfolio Securities........................ 4
     Illiquid Securities................................. 4
     Variable or Floating Rate Instruments............... 4
     Delayed-Delivery Transactions....................... 4
     Dollar Rolls........................................ 5
     Mortgage-Backed Securities.......................... 5
     Stripped Mortgage-Backed Securities................. 5
     Asset-Backed Securities............................. 6
     Zero Coupon Bonds................................... 6
     Lower-Rated Debt Securities......................... 6
     Swap Agreements..................................... 7
     Indexed Securities.................................. 7
     Loans and Other Direct Debt Instruments............. 8
     State or Municipal Lease Obligations................ 9
     Foreign Currency Transactions....................... 10
     Limitations on Futures and Options Transactions..... 11
     Futures Contracts................................... 11
     Futures Margin Payments............................. 11
     Purchasing Put and Call Options..................... 11
     Writing Put and Call Options........................ 12
     Combined Positions.................................. 12
     Correlation of Price Changes........................ 13
     Liquidity of Options and Futures Contracts.......... 13
     OTC Options......................................... 13
     Options and Futures Relating to Foreign Currencies.. 13
     Asset Coverage for Futures and Options Positions.... 14
SPECIAL CONSIDERATIONS REGARDING INVESTMENT.............. 14
IN MINNESOTA TAX-EXEMPT OBLIGATIONS...................... 14
INVESTMENT RESTRICTIONS.................................. 15
          Portfolio Turnover............................. 17
INVESTMENT PERFORMANCE................................... 17
MANAGEMENT............................................... 20
          History........................................ 22
     Investment Advisory Agreement....................... 23
     Administrative Agreement............................ 25
     Allocation of Expenses.............................. 25
     Duration of Agreements.............................. 25
PLAN OF DISTRIBUTION..................................... 25
CUSTODIAL SERVICE........................................ 27
PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE....... 31
CAPITAL STOCK............................................ 31
NET ASSET VALUE AND PUBLIC OFFERING PRICE................ 33
PURCHASES AND REDEMPTIONS IN KIND........................ 33
TAX STATUS............................................... 33
LIMITATION OF DIRECTOR LIABILITY......................... 34
FINANCIAL STATEMENTS..................................... 35
Appendix A-- Ratings of Debt Securities.................  A-1

                       INVESTMENT OBJECTIVE AND POLICIES

          The investment objective and policies of IAI Bond Fund (the "Bond Fund"), IAI Government Fund ("Government Fund"), and IAI Minnesota Tax Free Fund ("Minnesota Tax Free Fund") are summarized on the front page of the Prospectus and in the text of the Prospectus under "Investment Objectives and Policies." Investors should understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Funds, and there can be no assurance that a Fund's investment policies will be successful, or that its investment objective will be attained. Certain of the investment practices of the Funds are further explained below.

REPURCHASE AGREEMENTS

          The Funds may invest in repurchase agreements relating to the securities in which it may invest. A repurchase agreement involves the purchase of securities with the condition that, after a stated period of time, the original seller will buy back the securities at a predetermined price or yield. A Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by such Fund under a repurchase agreement or other securities as collateral. In the case of a security registered on a book entry system, the book entry will be maintained in a Fund's name or that of its custodian. Repurchase agreements involve certain risks not associated with direct investments in securities. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of the securities has declined, a Fund may incur a loss upon disposition of such securities. In the event that bankruptcy proceedings are commenced with respect to the seller of the agreement, a Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Fund could suffer a loss.

REVERSE REPURCHASE AGREEMENTS

          The Funds may invest in reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Investment Advisers, Inc. ("IAI"), the Funds' investment adviser and manager. As a result, such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

SECURITIES OF FOREIGN ISSUERS

          Each of Bond and Government Funds may invest in securities of foreign issuers in accordance with its investment objectives and policies. Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities. There is generally less publicly available information about foreign issuers comparable to reports and ratings that are published about companies in the United States. Also, foreign issuers are not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Furthermore, volume and liquidity in most foreign bond markets is less than in the United States and at times volatility of price can be greater than in the United States. There is generally less government supervision and regulation of foreign bond markets, brokers and companies than in the United States.

          With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          Bond and Government Funds are not aware at this time of the existence of any investment or exchange control regulations which might substantially impair their operations as described in the Prospectus and this Statement of Additional Information. It should be noted, however, that this situation could change at any time.

          The dividends and interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to such Fund's shareholders. The expense ratio of a Fund should not be materially affected by such Fund's investment in foreign securities.

LENDING PORTFOLIO SECURITIES

          In order to generate additional income, the Funds may lend portfolio securities to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, a Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which IAI has determined are creditworthy under guidelines established by the Funds' Board of Directors. The Funds may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, a Fund will receive collateral in the form of cash, United States Government securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents equal to at least 102% of the value of the securities loaned. The value of the collateral and of the
securities loaned will be marked to market on a daily basis.   During the time
portfolio securities are on loan, the borrower pays a Fund an amount equivalent to any dividends or interest paid on the securities and a Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by a Fund may be reduced by finders' fees paid to broker-dealers and related expenses.

ILLIQUID SECURITIES

          Each Fund may also invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may be considered liquid pursuant to guidelines adopted by the Board of Directors. It is not possible to predict with assurance the maintenance of an institutional trading market for such securities and the liquidity of a Fund's investments could be impaired if trading declines.

VARIABLE OR FLOATING RATE INSTRUMENTS

          Each Fund may invest in variable or floating rate instruments. Such instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

DELAYED-DELIVERY TRANSACTIONS

          Each Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Fund may receive fees for entering into delayed-delivery transactions.

          When purchasing securities on a delayed-delivery basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Fund's other investments. If a Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Fund has sold a security on a delayed-delivery basis, such Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

          Each Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

DOLLAR ROLLS

          In connection with its ability to purchase securities on a when-issued or forward commitment basis, a Fund may enter into "dollar rolls" in which such Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and lower forward price for the futures purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash, government securities, or liquid high-grade debt securities in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon IAI's ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of a Fund's assets that are subject to market risk to an amount that is greater than such Fund's net asset value, which could result in increased volatility of the price of such Fund's shares.


MORTGAGE-BACKED SECURITIES

          Each Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if IAI determines they are consistent with such Fund's investment objective and policies.

          The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.

STRIPPED MORTGAGE-BACKED SECURITIES

          Government and Bond Funds may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

ASSET-BACKED SECURITIES

          Government and Bond Funds may invest in stripped asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments alternately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

ZERO COUPON BONDS

          Each Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

          A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

          The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeroes are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

LOWER-RATED DEBT SECURITIES

          Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

          High yield securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

          A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet such Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

          Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

SWAP AGREEMENTS

          Each Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form of swap agreement if IAI determines it is consistent with such Fund's investment objectives and policies.

          Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price.

          The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, such Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

          Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of such Fund's accrued obligations under the swap agreement over the accrued amount such Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of such Fund's accrued obligations under the agreement.

INDEXED SECURITIES

          Bond and Government Funds may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

          The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. IAI will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund's investment policies, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

          Bond and Government Funds may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivable), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

          Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a Fund does not receive scheduled interest or principal payments on such indebtedness, a Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

          Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediaries. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on IAI's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect such Fund.

          A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, such Fund might incur certain costs and delays in rendering payment on the loan or loan participation and could suffer a loss of principal or interest.

          Bond and Government Funds limit the amount of the assets that they invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by such Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift to such Fund the direct debtor/creditor relationship with the borrower, SEC interpretations require such Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for the purpose of determining whether such Fund has invested more than 5% of its total assets in a single issuer. Treating the financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

EXTENDIBLE NOTES

          Government Fund is permitted to invest in extendible notes in accordance with its investment objectives and policies. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same times as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price (e.g., at 100% of the outstanding principal amount plus unpaid accrued interest) if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer (i.e., to require the issuer to repurchase the note) provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

          Extendible notes may be issued with maturity dates in excess of seven years from the date of issuance. However, if such extendible notes provide for an optional maturity date of seven years or less, then such notes are deemed by Government Fund to have been issued for the shorter optional maturity date. Accordingly, investment in such extendible notes would not be in contravention of the fundamental investment policy not to invest in securities having a maturity date in excess of seven years from the date of acquisition. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturity of Government Fund.

          An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner as the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to Government Fund.

          The creditworthiness of the issuers of extendible notes is monitored and rated by Moody's and by S&P. The creditworthiness of such issuers is also monitored by IAI. Government Fund does not have a current intention of investing in the coming year more than 5% of its net assets in extendible notes.

STATE OR MUNICIPAL LEASE OBLIGATIONS

          Municipal leases may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation certificate in any of the above. In determining leases in which Minnesota Tax Free Fund will invest, IAI will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, IAI may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

          Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

          In addition to the "nonappropriation" risk municipal leases have additional risk because they represent a relatively new type of financing that has not yet developed the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal securities.

RESOURCE RECOVERY BONDS

          Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase. The revenue stream typically is secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

TAX AND REVENUE ANTICIPATION NOTES

          Tax and revenue anticipation notes are issued by municipalities in expectation of future tax or other revenues, and are payable from those specific taxes or revenues. Bond anticipation notes normally provide interim financing in advance of an issue of bonds or notes, which provide the money to repay the notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs.

FOREIGN CURRENCY TRANSACTIONS

          Bond and Government Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

          Such Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

          In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." IAI expects to enter into settlement hedges in the normal course of managing a Fund's foreign investments. A Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by IAI.

          Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

          Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. Each Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

          Successful use of forward currency contracts will depend on IAI's skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as IAI anticipates. For example, if a currency's value rose at a time when IAI had hedged a Fund by selling that currency in exchange for dollars, such Fund would be unable to participate in the currency's appreciation. If IAI hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if IAI increases a Fund's exposure to a foreign currency, and that currency's value declines, such Fund will realize a loss. There is no assurance that IAI's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Funds.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

          Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets, before engaging in any purchases or sales of futures contracts or options on futures contracts. Each Fund intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums.

          The above limitations on a Fund's investments in futures contracts and options, and such Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

FUTURES CONTRACTS

          When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indexes of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

          The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, such Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FMC's other customers, potentially resulting in losses to such Fund.

PURCHASING PUT AND CALL OPTIONS

          By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

          The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS

          When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, such Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund would be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, such Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.

          If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

          Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS

          Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES

          Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of such Fund's other investments.

          Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

          There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS

          Bond and Government Funds may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES

          Bond and Government Funds may engage in options and futures transactions relating to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

          The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments exactly over time.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

          Each Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENT
                      IN MINNESOTA TAX-EXEMPT OBLIGATIONS

RISK FACTORS RELATING TO MINNESOTA TAX-EXEMPT OBLIGATIONS

          The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Frequently in recent years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher education, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments. The Minnesota Department of Finance November 1995 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $15 million surplus, plus a $350 million cash flow account balance, plus a $220 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $18.7 billion. State expenditures for education finance (K-12), post-secondary education, and human services in the biennium ending June 30, 1997 are not anticipated to be sufficient to maintain program levels of the previous biennium. Although it is not possible to anticipate economic performance four years into the future, planning estimates (extrapolations) for the biennium ending June 30, 1999 show a General Fund deficit of $28 million, after funding a $350 million cash flow account plus a $220 million budget reserve, if current law is not changed. Accordingly, there may be additional revenue increases or spending cuts relative to current law.

          The State is party to a variety of civil actions that could adversely affect the State's General Fund, and the State's fiscal condition is affected by federal tax and expenditure policies. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. The November 1995 Forecast states that pending federal legislation could reduce federal aid to Minnesota's state and local governments by a total of $3.2 billion over several years. Risks are inherent in making revenue and expenditure forecasts.
Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

          State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the market value of Minnesota tax-exempt obligations held by Minnesota Tax Free Fund and the ability of the respective obligors to make timely payment of the principal and interest on such obligations.

MINNESOTA ECONOMY

          Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1994. Since 1980, Minnesota per capita income generally has remained above the national average, but tightness in local labor markets may reduce the rate of personal income growth below that of the national average for 1995 and subsequent years. Minnesota personal income growth in 1993 was slowed by a decline in farm income as a result of cool, wet weather. During 1993, 1994 and 1995, the State's monthly unemployment rate was generally less than the national unemployment rate.

DIVERSIFICATION

          Minnesota Tax Free Fund intends to conduct its operations so that it will comply with diversification requirements and qualify under the Internal Revenue Code of 1986 as a "regulated investment company". In order to qualify as a regulated investment company, Minnesota Tax Free Fund must limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of its total assets will be invested in securities of a single issuer. In addition, the Code requires that not more than 25% in value of Minnesota Tax Free Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.

          For purposes of such diversification, the identification of the issuer of municipal securities depends on the terms and conditions of the security. If Minnesota or a political subdivision thereof pledges its full faith and credit to payment of a security, Minnesota or the political subdivision, respectively, is deemed the sole issuer of the security. If the assets and revenues of an agency, authority or instrumentality of Minnesota or a political subdivision thereof are separate from those of Minnesota or political subdivision and the security is based only by the assets and revenues of the agency, authority or instrumentality, such agency, authority or instrumentality is deemed to be the sole issuer. Moreover, if the security is backed only by revenues of an enterprise or specific projects of Minnesota, a political subdivision or agency, authority or instrumentality, such as utility revenue bonds, and the full faith and credit of the governmental unit is not pledged to the payment thereof, such enterprise or specific project is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by certain revenues to be received from the non-governmental user of the project financed by the bond, then such non-governmental user is deemed to be the sole issuer. If, however, in any of the above cases, Minnesota, its political subdivisions or some other entity guarantees a security and the value of all securities issued or guaranteed by the guarantor and owned by Minnesota Tax Free Fund exceeds 10% of the value of such Fund's total assets, the guarantee is considered a separate security and is treated as an issue of the guarantor. Investments in municipal obligations refunded with escrowed U.S. Government securities will be treated as investments in U.S. Government securities for purposes of determining a Fund's compliance with the 1940 Act diversification requirements.

                            INVESTMENT RESTRICTIONS

          As indicated in the Prospectus, each Fund is subject to certain policies and restrictions which are "fundamental" and may not be changed without shareholder approval. Shareholder approval consists of the approval of the lesser of (i) more than 50% of the outstanding voting securities of a Fund, or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Limitations 1 through 8 below are deemed fundamental limitations. The remaining limitations set forth below serve as operating policies of each Fund and may be changed by the Board of Directors without shareholder approval.

          Each Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause the Fund to fail to meet the requirements of a "diversified company" as defined under the Investment Company Act of 1940, as amended (the "1940 Act").

     2. Purchase the securities of any issuer (other than "Government securities" as defined under the 1940 Act) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     3. Issue any senior securities, except as permitted by the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission.

     4. Borrow money, except from banks for temporary or emergency purposes provided that such borrowings may not exceed 33-1/3% of the value of the Fund's net assets (including the amount borrowed). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. This limitation shall not prohibit the Fund from engaging in reverse repurchase agreements, making deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or segregating assets in connection with such agreements or contracts.

          To the extent a Fund engages in reverse repurchase agreements, because such transactions are considered borrowing, reverse repurchase agreements are included in the 33 1/3% limitation.

     5. Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Fund may be deemed to be an underwriter under applicable laws.

     6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

     7. Purchase or sell commodities other than foreign currencies unless acquired as a result of ownership of securities. This limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by commodities.

     8. Make loans to other persons except to the extent not inconsistent with the 1940 Act or the Rules and Regulations of the Securities and Exchange Commission. This limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements, or to the lending of portfolio securities.

     9. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and provided that margin payments in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     10. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

     11. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company.

     12. Mortgage, pledge or hypothecate its assets except to the extent necessary to secure permitted borrowings. This limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

     13. Participate on a joint or a joint and several basis in any securities trading account.

     14.    Invest more than 15% of its net assets in illiquid investments.

     15. Invest directly in interests (including partnership interests) in oil, gas or other mineral exploration or development leases or programs, except the Fund may purchase or sell securities issued by corporations engaging in oil, gas or other mineral exploration or development business.

     Any of a Fund's investment policies set forth under "Investment Objective and Policies" in the Prospectus, or any restriction set forth above under "Investment Restrictions" which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from. With respect to Restriction 14, each Fund is under a continuing obligation to ensure that it does not violate the maximum percentage either by acquisition or by virtue of a decrease in the value of a Fund's liquid assets.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve (12) months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year. Each Fund's historical portfolio turnover rates are set forth in the Prospectus section "Financial Highlights".

                             INVESTMENT PERFORMANCE

     Advertisements and other sales literature for each Fund may refer to monthly, quarterly, yearly, cumulative and average annual total return. Each such calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts. Each of monthly, quarterly and yearly total return are computed in the same manner as cumulative total return, as set forth below.

          Cumulative total return is computed by finding the cumulative rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:


               CTR = (ERV-P) 100
                      -----
                        P

     Where:    CTR = Cumulative total return;

               ERV = ending redeemable value at the end of the period $1,000 payment made at the beginning of such of a hypothetical period; and

               P   = initial payment of $1,000


     Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                   P(1+T)/n/ = ERV

          Where:   P    =      a hypothetical initial payment of $1,000;

                   T    =      average annual total return;

                   n    =      number of years; and

                   ERV  =      ending redeemable value at the end of the
                               period of a hypothetical $1,000 payment made at the beginning of such period.

          The Fund may quote yield figures from time to time. The "yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A "tax-equivalent yield" is computed by dividing the portion of the yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt.

          The yield formula is as follows:

               YIELD = 2[(a-b + 1)/6/ -1]
                          ---
                          cd

          Where:  a =  dividends and interest earned during the period.

                  b =  expenses accrued for the period (net of reimbursements).

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d =  the net asset value of the Fund.

          The table below shows the yearly total return for the Funds for the periods indicated.



                 Bond Fund      Government Fund    Minnesota Tax Free Fund
 Year              Yearly           Yearly                 Yearly
 Ended 12/31    Total Return      Total Return          Total Return
 -----------    ------------      ------------          ------------
 1981.........       3.0%
 1982.........      32.6%
 1983.........       8.0%
 1984.........      15.9%
 1985.........      20.2%
 1986.........      12.2%
 1987.........       2.0%
 1988.........       6.4%
 1989.........      15.9%
 1990.........       7.1%
 1991.........      17.3%..............7.7%*
 1992.........       6.8%..............5.7%....................6.9%**
 1993.........     12.32%.............8.54%..................13.62%
 1994.........     (4.92%)...........(2.27%).................(8.29%)
 1995.........     16.25%............11.54% .................12.18%
*   For the period commencing August 8, 1991.
**  For the period commencing April 1, 1992.

          The average annual total returns of Bond Fund for the one, five and ten year periods ended November 30, 1995 were 15.46%, 9.36% and 9.05%, respectively. Bond Fund's yield for the thirty-day period ended November 30, 1995 was 5.71%.

          The average annual total returns of Government Fund for the year ended November 30, 1995 and from inception of the Government Fund through November 30, 1995, were 10.99% and 6.89%, respectively. Government Fund's yield for the thirty-day period ended November 30, 1995 was 5.36%.

          Minnesota Tax Free Fund's average annual total returns for the one-year period ended November 30, 1995, and from inception through November 30, 1995, were 13.17% and 6.07%, respectively. For the 30-day period ended November 30, 1995, Minnesota Tax Free Fund's yield and its tax equivalent yield, using a 31% tax rate, were 4.51% and 6.54%, respectively; (at a 39.6% tax rate such tax equivalent yield would be 7.15%). On December 15, 1994, Minnesota Tax Free Fund was converted from IAI Tax Free Fund to IAI Minnesota Tax Free Fund. Because of this, past performance data may not provide a basis for evaluating the investment results of the Fund.

          In advertising and sales literature, each Fund may compare its performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or products differs from that of a Fund. The comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance.

          The indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Fund believes to be generally accurate. Each Fund may also note its mention in newspapers, magazines, or other media from time to time. However, each Fund assumes no responsibility for the accuracy of such data.

          For example, (1) a Fund's performance or P/E ratio may be compared to any one or a combination of the following: (i) other groups of mutual funds, including the IAI Funds, tracked by: (A) Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (B) Morningstar, Inc., another widely used independent research firm which rates mutual funds; or (C) other financial or business publications, which may include, but are not limited to, Business Week, Money Magazine, Forbes and Barron's, which provide similar information; (ii) the Salomon Brothers Broad Investment Grade Index; (iii) the Shearson Lehman Brothers Government/Corporate Bond Index; and (iv) the performance of U.S. government and corporate bonds, notes and bills. (The purpose of these comparisons would be to illustrate historical trends in different market sectors so as to allow potential investors to compare different investment strategies.); (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other U.S. government statistics such as GNP, and net import and export figures derived from governmental publications, e.g., The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic business, investment, or financial environment in which a Fund operates; (4) the effect of tax-deferred compounding on a Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (5) the instruments in which a Fund invests may be compared to relevant indices or surveys in order to evaluate a Fund's historical performance or current or potential value with respect to the particular instruments.

                                  MANAGEMENT

          The names, addresses, positions and principal occupations of the directors and executive officers of the Funds are given below.

                                                      Principal Occupation(s)
Name and Address             Age   Position           During Past 5 Years
----------------             ---   --------           -------------------

Noel P. Rahn*                 53   Chairman of the    Noel P. Rahn has been
3700 First Bank Place              Board              Chief Executive  Officer
P.O. Box 357                                          and a Director of IAI
Minneapolis, Minnesota                                since 1974. Mr. Rahn is
55440                                                 also Chairman of the
                                                      other IAI Mutual Funds as
                                                      well as IAI Securities,
                                                      Inc., the Fund's principal
                                                      underwriter.

Richard E. Struthers*         43   President,         Richard E. Struthers is
3700 First Bank Place              Director           Executive Vice President
P.O. Box 357                                          and a Director of IAI
Minneapolis, Minnesota                                and has served IAI in many
55440                                                 capacities since 1979.
                                                      Mr. Struthers is also
                                                      President of the other IAI
                                                      Mutual Funds as well as
                                                      President and Director of
                                                      IAI Securities, Inc., the
                                                      Fund's principal
                                                      underwriter.

Madeline Betsch               53   Director           Madeline Betsch, until
19 South 1st Street                                   April 1994, was Executive
Minneapolis, Minnesota                                Vice President, Director
55401                                                 of Client Services, of
                                                      CME-KHBB Advertising since
                                                      May 1985, and prior
                                                      thereto was a Vice
                                                      President with Campbell-
                                                      Mithun, Inc. (advertising
                                                      agency) since February
                                                      1977. Ms. Betsch currently
                                                      is President of ESMA
                                                      Corp., a start-up business
                                                      in the beauty and wellness
                                                      field.

W. William Hodgson            71   Director           W. William Hodgson served
1698 Dodd Road                                        as information manager
Mendota Heights, Minnesota                            for the North Central Home
55118                                                 Office of the Prudential
                                                      Insurance Company of
                                                      America from 1961 until
                                                      1984; he is currently
                                                      retired.

George R. Long                65   Director           George R. Long has been
29 Las Brisas Way                                     Chairman of Mayfield
Naples, Florida 33963                                 Corp. (financial
                                                      consultants and venture
                                                      capitalists) since 1973.

J. Peter Thompson             64   Director           J. Peter Thompson has
Route 1                                               been a grain farmer in
Mountain Lake, Minnesota                              southwestern Minnesota
56159                                                 since 1974. Prior to that,
                                                      Mr. Thompson was employed
                                                      by Paine Webber, Jackson &
                                                      Curtis, Incorporated, (a
                                                      diversified financial
                                                      services concern), most
                                                      recently as Senior Vice
                                                      President and General
                                                      Partner.

Charles H. Withers            68   Director           Charles H. Withers was
Rochester Post Bulletin                               Editor of the Rochester
P.O. Box 6118                                         Post-Bulletin, Rochester,
Rochester, Minnesota 55903                            Minnesota from 1960
                                                      through March 31, 1980; he
                                                      is currently retired.

                                                      Principal Occupation(s)
Name and Address             Age   Position           During Past 5 Years
----------------             ---   --------           -------------------


Archie C. Black, III          33   Treasurer          Archie C. Black is a
3700 First Bank Place                                 Senior Vice President and
P.O. Box 357                                          Chief Financial Officer
Minneapolis, Minnesota                                of IAI and has served
55440                                                 IAI in several capacities
                                                      since 1987. Mr. Black is
                                                      also Treasurer of the
                                                      other IAI Mutual Funds.

William C. Joas               33   Secretary          William C. Joas is a
3700 First Bank Place                                 Vice President of IAI and
P.O. Box 357                                          has served as an attorney
Minneapolis, Minnesota                                for IAI since 1990.
55440                                                 Mr. Joas is also Secretary
                                                      of the other IAI Mutual
                                                      Funds and Chief Compliance
                                                      Officer of IAI Securities,
                                                      Inc., the Fund's principal
                                                      underwriter.

Larry R. Hill                 43   Vice President,    Larry R. Hill is an
3700 First Bank Place              Investments        Executive Vice President
P.O. Box 357                                          and a Director of IAI
Minneapolis, Minnesota                                and has served IAI in
55440                                                 in various capacities
                                                      since 1984.

Scott Bettin                  41   Vice President,    Scott Bettin is a Senior
3700 First Bank Place              Investments        Vice President of IAI
P.O. Box 357                                          and has served IAI in
Minneapolis, Minnesota                                various capacities since
55440                                                 1987.

Stephen Coleman               48   Vice President,    Stephen Coleman is a
3700 First Bank Place              Investments        Senior Vice President of
P.O. Box 357                                          IAI and has served IAI
Minneapolis, Minnesota                                in various capacities
55440                                                 since 1991.

Livingston Douglas            35   Vice President,    Livingston Douglas is a
3700 First Bank Place              Investments        Vice President of IAI.
P.O. Box 357                                          Prior to joining IAI in
Minneapolis, Minnesota                                1993, Mr. Douglas served
55440                                                 as a fixed income
                                                      portfolio manager for
                                                      Mackay-Shields Financial
                                                      Corporation.

Kirk Gove                     33   Vice President,    Kirk Gove is a Vice
3700 First Bank Place              Marketing          President of IAI. Prior
P.O. Box 357                                          to joining IAI in 1992,
Minneapolis, Minnesota                                Mr. Gove served as an
55440                                                 Associate Vice President
                                                      of Dain Bosworth,
                                                      Incorporated (diversified
                                                      financial services
                                                      concern). Mr. Gove is also
                                                      Vice President, Marketing
                                                      of the other IAI Mutual
                                                      Funds.


Susan J. Haedt                34   Vice President,    Susan J. Haedt is a Vice
3700 First Bank Place              Director of        President of IAI and
P.O. Box 357                       Fund Operations    Director of Fund
Minneapolis, Minnesota                                Operations. Prior to
55440                                                 joining IAI in 1992,
                                                      Ms. Haedt served as a
                                                      Senior Manager at KPMG
                                                      Peat Marwick, (an
                                                      international tax,
                                                      accounting and consulting
                                                      firm.) Ms. Haedt is also
                                                      Vice President, Director
                                                      of Fund Operations of the
                                                      other IAI Mutual Funds.

--------------------
* Directors of each Fund who are interested persons (as that term is defined by the Investment Company Act of 1940) of IAI and each Fund.

          Each Fund has agreed to reduced initial subscription requirements for employees and directors of a Fund or IAI, their spouses, children and grandchildren. With respect to such persons, the minimum initial investment in one or more of the IAI Family of Funds is $500; provided that the minimum amount that can be allocated to any one of the Funds is $250. Subsequent subscriptions are limited to a minimum of $100 for each of the Funds.

          No compensation is paid by the Fund to any of its officers. As of January 1, 1996, directors who are not affiliated with IAI receive from the IAI Mutual Funds a $15,000 annual retainer, $2,500 for each Board meeting attended, $3,600 for each Audit Committee meeting attended (as applicable) and $1,800 for each Securities Valuation Committee meeting attended. The Fund will pay its pro rata share of these fees based on its net assets. Such unaffiliated directors also are reimbursed for expenses incurred in connection with attending meetings.

                                    Aggregate     Aggregate Compensation   Projected Aggregate
                                   Compensation         from the          Compensation from the
 Name of Person, Position        from each Fund*  18 IAI Mutual Funds**   19 IAI Mutual Funds***
 ------------------------        --------------   -------------------     -------------------
Betsch, Madeline - Director          $1,950             $28,725                  $32,200

Hodgson, W. William - Director       $1,950             $28,725                  $32,200

Long, George R. - Director           $1,550             $27,725                  $32,200

Thompson, J. Peter - Director        $1,950             $28,725                  $32,200

Withers, Charles H. - Director       $1,550             $27,725                  $32,200

-------------------------
*   For the fiscal year ended November 30, 1995.
**  For the calendar year ended December 31, 1995.
*** For the calendar year ended December 31, 1996 and includes the new IAI
    Capital Appreciation Fund; provided that a director misses no meetings; excludes expenses incurred in connection with attending meetings.

          IAI, the Fund's investment adviser, is an affiliate of the Hill Samuel Group ("Hill Samuel"). Hill Samuel is an international merchant banking and financial services firm headquartered in London, England. In addition to its ownership of IAI, Hill Samuel owns controlling interests in over seventy insurance, merchant banking and financial services subsidiaries located in Western Europe, Asia, the United States, Australia, New Zealand and Great Britain. The principal offices of Hill Samuel are located at 100 Wood Street, London EC2 P2AJ.

          Hill Samuel, in turn, is owned by Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. Lloyds TSB is one of the largest personal and corporate financial services groups in the United Kingdom, engaged in a wide range of activities including commercial and retail banking. The principal offices of Lloyds TSB are located at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL.

HISTORY

          Bond Fund is a separate portfolio of IAI Investment Funds I, Inc., a Minnesota corporation whose shares of common stock are currently issued in one series (Series A). On June 25, 1993, Bond Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI Bond Fund, Inc., be renamed IAI Investment Funds I, Inc. The investment portfolio represented by Series A common shares is referred to as "IAI Bond Fund."

          Government Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in six series (Series A through F). On June 25, 1993, Government Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI Series Fund, Inc., be renamed IAI Investment Funds VI, Inc. The investment portfolio represented by Series B common shares is referred to as "IAI Government Fund."

         Minnesota Tax Free Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in six series (Series A through F). On June 25, 1993, Minnesota Tax Free Fund's shareholders approved amended and restated Articles of Incorporation, which provided that the registered investment company whose corporate name had been IAI Series Fund, Inc., be renamed IAI Investment Funds VI, Inc. Until November 9, 1994, the investment portfolio represented by Series D common shares was referred to as "IAI Tax Free Fund." On November 9, 1994, the Fund's Board of Directors approved changing the Fund's name to "IAI Minnesota Tax Free Fund."

MANAGEMENT AGREEMENT

          Effective April 1, 1996, pursuant to a Management Agreement between each Fund and IAI, IAI has agreed to provide each Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel and, in connection therewith, IAI has the sole authority and responsibility to make and execute investment decisions for each Fund within the framework of a Fund's investment policies, subject to review by the directors of a Fund. In addition, IAI has agreed to provide or arrange for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting, and shareholder services including, without limitation, the following: (1) the maintenance of a Fund's accounts, books and records; (2) the calculations of the daily net asset value in accordance with a Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by a Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; and (7) the administration of payments and dividends and distributions declared by a Fund; (8) answering shareholder questions, (9) providing reports and other information and (10) other services designed to maintain shareholder accounts. IAI may also pay qualifying broker-dealers, financial institutions and other entities that provide such services. In return for these services, each Fund has agreed to pay IAI an annual fee as a percentage of the Fund's average daily net assets as set forth below:

                         BOND FUND AND GOVERNMENT FUND

         Daily Net Assets                           Fee IAI Receives Annually
         ----------------                           -------------------------

         For the first $250 million                        1.10%
         For the next $250 million                         1.05%
         Above $500 million                                1.00%

                            MINNESOTA TAX FREE FUND

         Daily Net Assets                           Fee IAI Receives Annually
         ----------------                           -------------------------

         For the first $250 million                         .95%
         For the next $250 million                          .90%
         Above $500 million                                 .85%

          Under the Management Agreement, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of a Fund, taxes and extraordinary expenses, IAI has agreed to pay all of a Fund's other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, taxes, charges of the custodian of a Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering a Fund's shares, postage, insurance premiums, and costs of attending investment conferences. The Management Agreement further provides that IAI will either reimburse a Fund for the fees and expenses it pays to directors who are not "interested persons" of a Fund or reduce its fee by an equivalent amount. IAI is not liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or negligence in the performance of its duties and obligations.

INVESTMENT ADVISORY AGREEMENT

          Effective March 31, 1996, the Investment Advisory Agreement between each Fund and IAI (the "Advisory Agreements") terminated and was replaced by the Management Agreement described above. The following material is applicable only through March 31, 1996.

          Under the Advisory Agreements IAI has agreed to provide each Fund with investment advice, statistical and research facilities, and certain equipment and services, including, but not limited to, office space and necessary office facilities, equipment, and the services of required personnel. In return, each Fund has agreed to pay IAI a monthly fee. Under the Advisory Agreements, IAI has the sole authority and responsibility to make and execute investment decisions for each Fund within the framework of each Fund's investment policies, subject to review by the directors of each Fund.

          Each Fund has agreed to pay a monthly fee equivalent, on an annual basis, to .55% of its respective average month-end net assets. As of November 30, 1995, Bond, Government and Minnesota Tax Free Funds had net assets of $77,525,666, $48,121,472 and $6,629,676, respectively.

          Pursuant to the Advisory Agreements, the Funds paid IAI advisory fees as follows:

                          Bond Fund       Government Fund       Minnesota Tax Free Fund
                          ---------       ---------------       -----------------------
Fiscal Year Ended
March 31, 1994             $659,524           $228,242                    0   *
Fiscal Period Ended
November 30, 1994          $327,730           $144,953                    0   *
Fiscal Year Ended
November 30, 1995          $441,516           $238,633                    0   *

* Pursuant to expense limitation described below and to IAI's voluntary agreement to absorb Fund expenses in excess of .25% of average month-end net assets.


          Each Fund's monthly payment of the advisory fee is suspended or reduced (and reimbursement made by IAI, if necessary) when it appears that the amount of expenses may exceed the Fund's applicable expense limit (and after the monthly payment of the distribution fee has been reduced to zero), as set forth in the section "Allocation of Expenses," below. For the fiscal years ended March 31, 1994, for the fiscal period ended November 30, 1994, and for the fiscal year ended November 30, 1995, IAI was not obligated to reimburse any advisory fees pursuant to the expense limit to either Bond or Government Funds. For the fiscal year ended March 31, 1994, for the fiscal period ended November 30, 1994, and for the fiscal year ended November 30, 1995, IAI waived $41,726, $27,698, and $39,038, respectively, in advisory fees pursuant to the expense limit and voluntary waiver for Minnesota Tax Free Fund.

          Although investment decisions for each Fund are made independently from those of the other funds and accounts as to which IAI gives investment advice, it may occasionally develop that the same security is suitable for more than one fund and/or other account. If and when more than one fund or other account simultaneously purchase or sell the same security, the transactions will be averaged as to price and allocated as to amount in accordance with arrangements equitable to such funds and accounts. The simultaneous purchase or sale of the same securities by more than one fund or by any fund and other accounts may have detrimental effects on the Fund, as they may affect the price paid or received by a fund or the size of the position obtainable by a fund.

ADMINISTRATIVE AGREEMENT

          Effective March 31, 1996, the Administrative Agreement between each Fund and IAI (the "Administrative Agreements") terminated and was replaced by the Management Agreement described above. The following material is applicable only through March 31, 1996.

          Each Fund has engaged IAI to serve as such Fund's administrative, dividend disbursing, redemption, accounting services and transfer agent pursuant to an Administrative Agreement. Under the Administrative Agreements, IAI has agreed to provide to each Fund all required administrative, stock transfer, redemption, dividend disbursing and accounting services including, without limitation, the following: (1) the maintenance of accounts, books and records;
(2) the calculations of the daily net asset value in accordance with the Fund's current Prospectus and Statement of Additional Information; (3) daily and periodic reports; (4) all information necessary to complete tax returns, questionnaires and other reports requested by a Fund; (5) the maintenance of stock registry records; (6) the processing of requested account registration changes, stock certificate issuances and redemption requests; and (7) the administration of payments of dividends and distributions declared by each Fund. As compensation for these services, each Fund has agreed to pay IAI a monthly fee equal to .01667% of the value of the Fund's net assets on the last day of the month, which is equivalent on an annual basis to .20% of each Fund's average month-end net assets. For the fiscal year ended November 30, 1995, Bond and Government Funds paid IAI $160,551, and $86,776, respectively, pursuant to the Administrative Agreements. For Minnesota Tax Free Fund, for the fiscal year ended November 30, 1995, IAI waived $14,196 in administrative fees pursuant to the expense limitation and/or the voluntary agreement to absorb expenses described elsewhere.

ALLOCATION OF EXPENSES

          In light of the Management Agreement's fee structure as described above and the termination of the Advisory and Administrative Agreements, the following material is applicable only through March 31, 1996.

          In addition to the advisory and administrative fees paid to IAI, each Fund pays all its other costs and expenses, including, for example, costs incurred in the purchase and sale of assets, interest, taxes, charges of the custodian of a Fund's assets, costs of reports and proxy material sent to Fund shareholders, fees paid for independent accounting and legal services, costs of printing Prospectuses for Fund shareholders and registering Fund shares, postage, fees to directors who are not "interested persons" of a Fund, distribution expenses pursuant to each Fund's Rule 12b-1 plan, insurance premiums, costs of attending investment conferences and such other costs which may be designated as extraordinary. IAI has agreed to reimburse each Fund for expenses (other than brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense, and, subject to the specific approval of a majority of the disinterested directors of the Fund, taxes and extraordinary expenses) which exceed 1.10% per year of the average month-end net assets of Bond and Government Funds, and .95% per year of the average month-end net assets of Minnesota Tax Free Fund (the "expense limit"). Certain state securities commissions may impose additional limitations on certain of a Fund's expenses, and IAI may be required by such state commissions to reimburse a Fund for expenses in excess of any limitations as a requirement to selling shares of a Fund in those states. IAI is not liable for any loss suffered by a Fund in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations.

DURATION OF AGREEMENTS

          Each Management Agreement will terminate automatically in the event of its assignment. In addition, each Agreement is terminable at any time without penalty by the Board of Directors of a Fund or by vote of a majority of a Fund's outstanding voting securities on not more than 60 days' written notice to IAI, and by IAI on 60 days' notice to a Fund. Each Agreement shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of directors who are not parties to the Agreement or interested persons of such parties cast in person at a meeting called for the purpose of voting on such approval.

                             PLAN OF DISTRIBUTION

          Effective March 31, 1996, each Fund's Plan of Distribution terminated. The following material is relevant only through March 31, 1996.

          Each Fund has adopted a Plan of Distribution relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Fees"). The Plans were last approved by the Board of Directors at a meeting on November 8, 1995, by the shareholders of Bond and Government Funds at a meeting on June 25, 1993, and by the shareholders of Minnesota Tax Free Fund at a meeting on October 30, 1992.

          Rule 12b-1(b) provides that any payments made by a fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors of the company and the directors of the company who are not interested persons of the company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by a fund pursuant to its plan or any related agreement shall provide to a fund's board of directors, and the directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of a fund who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of a fund.

          Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that a fund may rely upon Rule 12b-1(1) only if selection and nomination of its disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that a fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under
Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the fund and its shareholders. At the meeting of the Board of Directors on November 8, 1995, the directors so concluded with respect to each Fund's Plan of Distribution.

          Pursuant to the Plan of Distribution, each Fund has entered into a Distribution and Shareholder Services Agreement pursuant to which a Fund will make payments to IAI Securities, Inc. ("IAIS") at an annual rate of 0.25% of a Fund's average month-end net assets to cover expenses incurred by IAIS in connection with the servicing of shareholder accounts and the distribution of such Fund's shares (which amount is paid to IAIS regardless of amounts spent by IAIS). The 12b-1 Fee payable by a Fund to IAIS may be used by IAIS to pay advertising and promotional expenses including, without limitation, costs of printing and providing Prospectuses, Statements of Additional Information, annual reports and semiannual reports to prospective shareholders, expenses of preparing and providing sales literature advertising of any type, and compensation and benefits paid to and expenses incurred by personnel, including supervisory personnel, involved in direct mail and advertising activities and activities relating to the direct marketing of shares of the Fund to the public and compensation to other broker-dealers for their sale of Fund shares. The Rule 12b-1 Fee may also be used to compensate the Underwriter for the provision of certain services to Fund shareholders. Such services may include answering shareholder questions, providing reports and other information and other services designed to maintain shareholder accounts. IAIS may use the Rule 12b-1 Fee to make payments to qualifying broker-dealers and financial institutions that provide such shareholder services.

          The Rule 12b-1 Fee payable by each Fund is subject to the expense limitations set forth in the Advisory Agreements as described above. Additionally, IAIS, in its sole and absolute discretion, may from time to time out of its own assets pay for certain additional costs of servicing shareholder accounts and distributing a Fund's shares. IAIS is an affiliate of IAI.

          The net distribution fees paid by Bond and Government Funds pursuant to their Plans of Distribution during the fiscal year ended November 30, 1995 were $200,689 and $95,435, respectively. All such distribution fees were paid to, and retained by, IAIS pursuant to the Distribution and Shareholder Services Agreements discussed above. During the fiscal year ended November 30, 1995, such distribution fees (along with amounts paid out of IAIS' own assets) were paid by IAIS in connection with the distribution of the Funds' shares as follows:


                                          Bond Fund      Government Fund
                                          ---------      ---------------
Advertising                                   $                 $

Printing and mailing of prospectuses to
other than current shareholders               $                 $

Payments to brokers or dealers                $                 $

Direct payments to sales personnel            0                 0

Other                                         $                 $


          For Minnesota Tax Free Fund, for the fiscal year ended November 30, 1995, all such distribution fees were absorbed by IAIS pursuant to the aforementioned expense limitation.

                               CUSTODIAL SERVICE

          The custodian for the Funds is Norwest Bank Minnesota, N.A. Norwest Center, Sixth and Marquette, Minneapolis, MN 55479. Norwest has entered into an agreement with Morgan Stanley Trust Company, 1 Pierrepont Plaza, Brooklyn, New York ("Morgan Stanley") which enables Bond and Government Funds to utilize the subcustodian and depository network of Morgan Stanley. Such agreements, subcustodians and depositories were approved by the Funds' Board of Directors in accordance with the rules and regulations of the Securities and Exchange Commission, for the purpose of providing custodial services for the Funds' assets held outside the United States.

          The following is a listing of the subcustodians and depositories currently approved by Bond and Government Funds' directors and the countries in which such subcustodians and depositories are located:


                           BRANCHES OF THE CUSTODIAN
                            AND SUBCUSTODIAN BANKS
                            ----------------------

          Argentina                  Citibank, N.A., Buenos Aires Branch

          Australia                  Australia & New Zealand Banking Group, Ltd.

          Austria                    Credit Austalt Bankverein

          Bangladesh                 Standard Chartered Bank

          Belgium                    Banque Bruxelles Lambert (BBL)

          Botswana                   Barclays Bank of Botswana

          Brazil                     Banco de Boston

          Canada                     Toronto Dominion Bank

          Chile                      Citibank, N.A., Santiago Branch

          China                      Hong Kong & Shanghai Banking, Corp. Ltd.

          Columbia                   Cititrust

          Cyprus                     Barclays Bank PLC

          Czech Republic             ING Bank

          Denmark                    Den Danske Banke

          Finland                    Merita Bank

          France                     Banque Indosuez

          Germany                    Berliner Handels-und-Frankfurter Bank

          Ghana                      Barclays Bank of Ghana

          Greece                     Citibank, N.A., Athens Branch

          Hong Kong                  Hong Kong & Shanghai Banking Corp. Ltd.

          Hungary                    Citibank, N.A., Budapest Branch

          India                      Standard Chartered Bank

          Indonesia                  Hong Kong & Shanghai Banking Corp. Ltd.

          Ireland                    Allied Irish Bank

          Israel                     Bank Leumi

          Italy                      Barclays Bank PLC

          Japan                      The Mitsubishi Bank Limited

          Jordan                     Arab Bank plc

          Kenya                      Barclays Bank Kenya

          Korea                      Standard Chartered Bank

          Luxembourg                 Banque Bruxelles Lambert

          Malaysia                   Oversea Chinese Banking Corporation

          Mauritius                  Hong Kong and Shanghai Bank Corporation

          Mexico                     Citibank, N.A., Mexico City Branch

          Morocco                    Banque Commerciale du Maroc

          Netherlands                ABN Amro Bank

          New Zealand                Bank of New Zealand

          Norway                     Den Norske Bank

          Pakistan                   Standard Chartered Bank

          Papua New Guinea           Australia and New Zealand Bank

          Peru                       Citibank N.A., Lima Branch

          Philippines                Hong Kong & Shanghai Banking Corp. Ltd.

          Poland                     Citibank, S.A.

          Portugal                   Banco Commercial Portugues

          Singapore                  Oversea Chinese Banking Corporation

          South Africa               First National Bank of Southern Africa

          Spain                      Banco Santader

          Sri Lanka                  Hong Kong & Shanghai Banking, Corp. Ltd.

          Swaziland                  Barclays Bank of Swaziland

          Sweden                     Svenska Handelsbanken

          Switzerland                Morgan Guaranty Trust Company of New
                                     York, Zurich Branch

          Taiwan                     Hong Kong & Shanghai Banking Corp. Ltd.

          Thailand                   Standard Chartered Bank

          Turkey                     Citibank, N.A., Istanbul Branch

          United Kingdom             Barclays Bank PLC

          Uruguay                    Citibank, N.A., Montevideo Branch

          Venezuela                  Citibank, N.A., Caracas Branch

          Zambia                     Barclays Bank of Zambia

          Zimbabwe                   Barclays Bank of Zimbabwe

                                 DEPOSITORIES
                                 ------------

          Argentina                  Caja de Valores

          Australia                  Clearing House Electronic Subregister
                                     System

          Austria                    Euroclear Clearance System
                                     OsterreicheKontrollbank

          Belgium C.I.K. (Caisse Interprofessionelle de Depot et de Virements de Titres S.A.)

          Brazil                     Sao Paulo Stock Exchange


          Canada                     CDS (The Canadian Depository
                                     for Securities Ltd.)

          Czech Republic             Center for Securities (SCP)

          Denmark                    Euroclear Clearance System
                                     Vaerdipapircentralen

          Finland                    Euroclear Clearance System

          France SICOVAM (Societe Interprofessionelle la Compensacion des Valuers Mobilieres)

          Germany                    Kassenverein (Deutscher Kassenverein AG)

          Hong Kong                  Central Clearing and Settlement System

          Hungary                    Euroclear Clearance System
                                     OsterreicheKontrollbank

          Italy                      Monte Titoli, S.p.A

          Japan                      Japan Securities Depository Center

          Korea                      The Korean Central Depository

          Malaysia                   The Malaysian Central Depository

          Mexico                     Instituto para el Deposito de Valores

          Netherlands                NECIGEF (Netherlands Centraal Instit
                                     voor Giraal Effectenverkeer B.V.

          Norway                     Euroclear Clearance System
                                     Verdipapirsentralen

          Singapore                  Central Depository Pte Ltd.


          Spain                      Servicio de Compensacion y Liquidacion de
                                     Valores

          Sweden                     Euroclear Clearance System
                                     Vardepapperscentralen VPC AB

          Switzerland                SEGA (Schweizerische Effekten Giro A.G.)

          Taiwan                     Taiwan Securities Depository Co.

          Thailand                   Share Depository Center

          United Kingdom             Stock Exchange Talisman System


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

          Most of each Fund's portfolio transactions are effected with dealers without the payment of brokerage commissions but at a net price which usually includes a spread or markup. In effecting such portfolio transactions on behalf of a Fund, IAI seeks the most favorable net price consistent with the best execution. However, frequently IAI selects a dealer to effect a particular transaction without contacting all dealers who might be able to effect such transaction because of the volatility of the bond market and the desire of IAI to accept a particular price for a security because the price offered by the dealer meets its guidelines for profit, yield or both.

          So long as IAI believes that it is obtaining the best net price (including the spread or markup) consistent with the best execution, as described above, it gives consideration in placing portfolio transactions to dealers furnishing research, statistical information, or other services to IAI. This allows IAI to supplement its own investment research activities and enables IAI to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for a Fund. To the extent portfolio transactions are effected with dealers who furnish research services to it, IAI receives a benefit which is not capable of evaluation in dollar amounts.

          Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth in the preceding paragraphs and such other policies as the Board of Directors of the Fund may determine, IAI may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

          IAI believes that most research services obtained by it generally benefit one or more of the investment companies or other accounts which it manages. Research services obtained from transactions in fixed income securities would primarily benefit the managed funds investing such fixed income securities and managed accounts investing in fixed income securities.

                                 CAPITAL STOCK
BOND FUND

          Bond Fund is a separate portfolio of IAI Investment Funds I, Inc., a Minnesota corporation whose shares of common stock are currently issued in one series (Series A). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds I, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds I, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series A common shares. The investment portfolio represented by such shares is referred to as IAI Bond Fund. As of November 30, 1995, Bond Fund had 8,302,499 shares outstanding.

          As of _______________, no person held of record or, to the knowledge of Bond Fund, beneficially owned more than 5% of the outstanding shares of Bond Fund. As of ___________, the Fund's officers and directors as a group owned less than 1% of the Fund's outstanding shares.

GOVERNMENT FUND

          Government Fund is a separate portfolio of IAI Investment Funds VI, Inc., a Minnesota corporation whose shares of common stock are currently issued in six series (Series A through F). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds VI, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds VI, Inc. has authorized 10,000,000,000 shares of $.01 par value common stock to be issued as Series B common shares. The investment portfolio represented by such shares is referred to as IAI Government Fund. As of November 30, 1995, the Fund had 4,783,448 shares outstanding.

          As of _____________, no person held of record or, to the knowledge of Government Fund, beneficially owned more than 5% of the outstanding shares of the Fund. As of March 1, 1995, Government Fund's officers and directors as a group owned less than 1% of the Fund's outstanding shares.

MINNESOTA TAX FREE FUND

          Minnesota Tax Free Fund is a separate portfolio of IAI Investment Funds VI, a Minnesota corporation whose shares of common stock are currently issued in six series (Series A through F). Each share of a series is entitled to participate pro rata in any dividends and other distributions of such series and all shares of a series have equal rights in the event of liquidation of that series. The Board of Directors of IAI Investment Funds VI, Inc., is empowered under the Articles of Incorporation of such company to issue other series of the company's common stock without shareholder approval. IAI Investment Funds VI, Inc., has authorized 10,000,000,000 shares of $.01 par value common stock to be
issued as Series D common shares.   The investment portfolio represented by such
shares is referred to as IAI Tax Free Fund. As of November 30, 1995, Minnesota Tax Free Fund had 647,266 shares outstanding.

          As of__________, no person held of record or, to the knowledge of Minnesota Tax Free Fund, beneficially owned more than 5% of the outstanding shares of Minnesota Tax Free Fund, except as set forth in the following table:

--------------------------------------------------------------------------------
Name and Address                   Number of              Percent of
of Shareholder                       Shares                  Class
==============                     =========              ==========
Noel Rahn
3700 First Bank Place
P.O. Box 357
Minneapolis, MN  55440

Investment Advisers, Inc.
ATTN:  Nick Heyer
3700 First Bank Place
P.O. Box 357
Minneapolis, MN  55440-0357

Edward Cammack
C/O Doug Platt
3700 First Bank Place
P.O. Box 357
Minneapolis, MN  55440-0357

Robert D. Watson
4900 IDS Center
Minneapolis, MN  55402

    As of ___________, Minnesota Tax Free Fund's officers and directors, including Mr. Rahn, as a group owned approximately _______ shares of Minnesota Tax Free Fund, representing approximately ______% of Minnesota Tax Free Fund's outstanding shares.

                   NET ASSET VALUE AND PUBLIC OFFERING PRICE

    The portfolio securities in which each Fund invests fluctuate in value, and hence, for each Fund, the net asset value per share also fluctuates.

    The net asset value per share of a Fund is determined once daily as of the close of trading on the New York Stock Exchange on each business day on which the New York Stock Exchange is open for trading, and may be determined on additional days as required by the Rules of the Securities and Exchange Commission. The New York Stock Exchange is closed, and the net asset value per share of a Fund is not determined, on the following national holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    On November 30, 1995, the net asset value and public offering price per share of each Fund was calculated as follows:

BOND FUND

NAV =  Net Assets ($77,525,666)         =   $ 9.34
       -------------------------------
       Shares Outstanding (8,302,499)

GOVERNMENT FUND

NAV =  Net Assets ($48,121,472)         =   $10.06
       -------------------------------
       Shares Outstanding ($4,783,448)

MINNESOTA TAX FREE FUND

NAV =  Net Assets ($6,629,676)          =   $10.24
       -------------------------------
       Shares Outstanding ($647,266)


                       PURCHASES AND REDEMPTIONS IN KIND

     In extraordinary circumstances, Fund shares may be purchased for cash or in exchange for securities which are permissible investments of a Fund, subject to IAI's discretion and its determination that the securities are acceptable. Securities accepted in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value. In addition, securities accepted in exchange are required to be liquid securities that are not restricted as to transfer. Also in extraordinary circumstances, if a shareholder so desires, and IAI so agrees, Fund shares may be redeemed in exchange for securities held by a
Fund.   Securities redeemed in exchange will be valued on the basis of market quotations, or if market quotations are not available, by a method that IAI believes accurately reflects fair value.


                                   TAX STATUS

     The tax status of the Funds and the distributions of the Funds are summarized in the Prospectus under "Dividends, Distributions and Tax Status."

     It is not expected that distributions from any of the Funds will qualify for the dividends received deduction in the case of corporate shareholders since the distributions will not be derived from dividends paid by domestic corporations

     If Fund shares are sold or otherwise disposed of more than one year from the date of acquisition, the difference between the price paid for the shares and the sales price will result in long-term capital gain or loss to the Fund shareholder if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder at that time. However, under a special provision in the Internal Revenue Code of 1986, as amended

(the "Code"), if Fund shares with respect to which a long-term capital gain distribution has been, or will be, made are held for six months or less, any loss on the sale or other disposition of such shares will be long-term capital loss to the extent of such distribution. Moreover, any loss on the sale or exchange of Minnesota Tax Free Fund shares held for six months or less will be disallowed for federal income tax purposes to the extent of the amount of any exempt-interest dividend received with respect to such shares. Similar rules apply in the case of individuals, trusts, and estates under Minnesota law.

     Ordinarily, distributions and redemption proceeds earned by Fund shareholders are not subject to withholding of federal income tax. However, each Fund is required to withhold 31% of a shareholder's distributions and redemption proceeds upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund with such shareholder's taxpayer identification number, and the failure of a Fund shareholder who is otherwise exempt from withholding to properly document such shareholder's status as an exempt recipient. Additionally, distributions may be subject to state and local income taxes, and the treatment thereunder may differ from the federal income tax consequences discussed above.

     Under the Code, each Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount of investment income and capital gains required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid this excise tax, each Fund generally must declare dividends by the end of each calendar year representing 98% of each Fund's ordinary income for such calendar year and 98% of its capital gain net income (both long-term and short-term) for the twelve-month period ending October 31 of the same calendar year. The excise tax is not imposed, however, on undistributed income that is already subject to corporate income tax. It is each Fund's policy not to distribute capital gains until capital loss carryovers, if any, either are utilized or expire.

     In the case of Bond and Government Funds, income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax applicable to such income in advance since the precise amount of a Fund's assets to be invested in various countries is not known. Any amount of taxes paid by Bond or Government Fund to foreign countries will reduce the amount of income available to such Fund for distributions to shareholders.

     Under the Code, interest in indebtedness incurred or continued to purchase or carry shares of an investment company paying tax-exempt dividends, such as Minnesota Tax Free Fund, will not be deductible by the investor in proportion to the amount of such Fund's distributions from investment income and short-term capital gains that is exempt from federal income tax. Minnesota law also restricts the deductibility of interest on indebtedness incurred or continued to purchase or carry shares of Minnesota Tax Free Fund. Indebtedness may be allocated to shares of the Fund even though not strictly traceable to the purchase of such shares.

     Under a special provision of the Revenue Reconciliation Act of 1993, if Minnesota Tax Free Fund disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     The foregoing is a general and abbreviated summary of the Code and Treasury regulations in effect as of the date of the Funds' Prospectus and this Statement of Additional Information. The foregoing relates solely to federal income tax law applicable to "U.S. persons," i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Shareholders who are not U.S. persons are encouraged to consult a tax adviser regarding the income tax consequences of acquiring shares of a Fund.

                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each Fund's Board of Directors owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of IAI Investment Funds I, Inc., and IAI Investment Fund VI, Inc. limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

          Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" of the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers.) Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.


                             FINANCIAL STATEMENTS

          The financial statements, included as part of the Funds' 1995 Annual Report to shareholders, are incorporated herein by reference. Such Annual Report may be obtained by shareholders on request from the Funds at no additional charge.

                                  APPENDIX A

                           RATINGS OF DEBT SECURITIES

RATINGS BY MOODY'S
------------------

CORPORATE AND MUNICIPAL BONDS

          Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa.   Bonds rated Aa are judged to be of high quality by all
standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

          A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa. Bonds rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba.   Bonds which are rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characteristizes bonds in this class.

          B. Bonds rated B generally lack characteristics of the desirable investment. Assurances of interest and principal payment or maintenance of other terms of the contract over any long period of time may be small.

          Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca.   Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C. Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Conditional Ratings. The designation "Con." followed by a rating indicates bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings or projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. With respect to municipal securities, those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

COMMERCIAL PAPER

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

               Prime - 1 Superior ability for repayment of senior short-term debt obligations

               Prime - 2 Strong ability for repayment of senior short-term debt obligations

               Prime - 3 Acceptable ability for repayment of senior short-term debt obligations

          If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

MUNICIPAL NOTES

          Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such ratings will be designated as VMIG, SG (speculative quality) or, if the demand feature is not rated, as NR.

          MIG1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          MIG2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          MIG3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


RATINGS BY S&P
--------------

CORPORATE AND MUNICIPAL BONDS

          AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

          B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

          CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

          CC. Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

          C. The rating C typically applied to debt subordinated to senior debt which assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

          C1. The rating C1 is reserved for income bonds on which no interest is being paid.

          D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. The D rating will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for the AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

COMMERCIAL PAPER

          A. This highest rating category indicates the greatest capacity for timely payment. Issues in this category are further defined with the designations 1, 2, and 3 to indicate the relative degree to safety.

          A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

          A-2. Capacity for timely payments on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designed A-1.

          A-3. Issues carrying this designation have adequate capacity for timely repayment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

          SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

          SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

          SP-3. Notes rated SP-3 have a speculative capacity to pay principal and interest.

          Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

       - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

       - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

TAX-EXEMPT DUAL RATINGS

          S&P assigns dual ratings to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put (demand) option (for example, AAA/A-1+). With short-term demand debt, S&P's note rating symbols are used with one commercial paper symbol (for example, SP-1+/A-1+).

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                    PART C


Item 24.  Financial Statements and Exhibits
-------   ---------------------------------

                                 (a)  Financial Statements (1)

     (b)  Exhibits

           (1)  Articles of Incorporation (3)

           (1A) Certificate of Designation (Series B) (4)

           (2)  Bylaws (4)

           (5)  Management Agreement (Series A)

           (5A) Investment Advisory and Administrative Services Agreement (Series B) (4)

           (6A) Dealer Sales Agreement
           (6B) Shareholder Services Agreement

           (8)  Custodian Agreement (4)

           (11) Consent of Independent Auditors

           (16) Calculation of Total Returns (2)

           (99) Annual Report (5)
___________________

(1)  Incorporated by reference in Part B of the Registration Statement.

(2) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on May 31, 1988.

(3) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on June 3, 1993.

(4) Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A filed on September 3, 1993.

(5) Incorporated by reference to the Annual Report filed electronically on Form N-30D on January 29, 1996.

                                     IIII-1

Item 25.  Persons Controlled by or Under Common Control with Registrant.
-------   -------------------------------------------------------------

          See the sections of the Prospectus entitled "Management" and "Description of Common Stock" and the section of the Statement of Additional Information entitled "Management," filed as part of this Registration Statement.

Item 26.  Number of Holders Securities.
-------   ----------------------------

                                                        Number of Record Holders
          Portfolio                Title of Class       as of December 31, 1995
-----------------------------  -----------------------  -----------------------
IAI Bond Fund                  Common Stock (Series A)            1,975
IAI Institutional Bond Fund    Common Stock (Series B)               26

Item 27.  Indemnification.
-------   ---------------

     Incorporated by reference to Post-Effective Amendment to Registrant's Registration Statement on Form N-1A file in July 1986.

Item 28.  Business and Other Connections of Investment Adviser.
-------   ----------------------------------------------------

     Information on the business of Investment Advisers, Inc. ("IAI") is described in the Prospectus section "Management" and in Part B of this Registration Statement in the section "Management."

     The senior officers and directors of IAI and their titles are as follows:

   Name                             Title
   ----                             -----

Jeffrey R. Applebaum             Senior Vice President
Charles P. Barrington            Director
Scott Allen Bettin               Senior Vice President
Archie Campbell Black, III       Senior Vice President/Treasurer
Stephen C. Coleman               Senior Vice President
Hugh Freedberg                   Chairman
Larry Ray Hill                   Executive Vice President/Director
Richard A. Holway                Senior Vice President
Irving Philip Knelman            Executive Vice President/Director
Rick D. Leggott                  Senior Vice President
Timothy A. Palmer                Senior Vice President
Douglas Rugh Platt               Senior Vice President
Andrew Scott Plummer             Director
Noel Paul Rahn                   Chief Executive Officer/Director
R. David Spreng                  Senior Vice President
Christopher John Smith           Senior Vice President/Secretary
Eric St. C. Stobart              Director
Richard Edward Struthers         Executive Vice President/Director
Suzanne F. Zak                   Senior Vice President

                                     IIII-2

          All of such persons have been affiliated with IAI for more than two years except Messrs. Barrington, Freedberg, Plummer and Stobart. Prior to being appointed to the Board in 1994, Mr. Barrington was and remains Managing Director of Hill Samuel Bank, 100 Wood Street, London, England EC2P 2AJ, since 1991. Prior to being appointed to the Board in 1994, Mr. Freedberg was and remains Chief Executive Officer of Hill Samuel Bank, 100 Wood Street, London, England EC2P 2AJ, since 1991. Prior to being appointed to the Board in 1994, Mr. Plummer was and remains Legal Adviser to Lloyds TSB Group plc, 60 Lombard Street, London, England EC3V 9DN, since 1988. Prior to being appointed to the Board in 1994, Mr. Stobart was and remains Director of Hill Samuel Bank, 100 Wood Street, London, England EC2P 2AJ, since 1977.

          Certain directors and officers of IAI are directors and/or officers of the Registrant, as described in the section of the Statement of Additional Information entitled "Management," filed as a part of this Registration Statement.

          The address of the officers and directors of IAI is that of IAI, which is 3700 First Bank Place, P. O. Box 357, Minneapolis, Minnesota 55440.

          Certain of the officers and directors of IAI also serve as officers and directors of IAI International Ltd. Both IAI and IAI International are wholly-owned subsidiaries of Hill Samuel Group BV, a London-based merchant banking and financial services firm which, in turn, is owned by Lloyds TSB Group plc, a publicly-held financial services organization based in London, England. The senior officers and directors of IAI International and their titles are as follows:

Name                                  Title
----                                  -----

Noel Paul Rahn                        Chairman of the Board of Directors
Roy C. Gillson                        Chief Investment Officer/Director
Irving Philip Knelman                 Director
Hilary Fane  Deputy                   Chief Investment Officer/Director
Feidhlim O'Broin                      Associate Director


          Certain of the officers and directors of IAI also serve as officers and directors of IAI Trust Company, a wholly-owned subsidiary of IAI. The principal officers and directors of IAI Trust Company and their titles are as follows:

Name                                  Title
----                                  -----

Richard E. Struthers                  Chairman of the Board
John G. Flesch                        Director/President
Christopher J. Smith                  Director/Secretary
Archie C. Black                       Director/Treasurer
Christie Haagensen                    Director of Trust Services


Item 29.  Principal Underwriters
-------   ----------------------

          (a)  Not Applicable.

                                     IIII-3

          (b) The officers and directors of IAI Securities and the positions, if any, such officers and directors hold with the Registrant are set forth below. The business address of such persons is 3700 First Bank Place, Minneapolis, Minnesota 55402.

Name and Principal       Positions and Offices    Positions and Offices
Business Address            with Underwriter         with Registrant
----------------------  ------------------------  ---------------------
Noel P. Rahn            Chairman of the Board     Chairman of the Board

Richard E. Struthers    President/Director        President/Director

Douglas R. Platt        Vice President/Director   None

R. David Spreng         Vice President/Director   None

Christopher J. Smith    Secretary                 None

Archie C. Black, III    CFO/Treasurer             Treasurer

William C. Joas         Chief Compliance Officer  Secretary

Item 30.   Location of Accounts and Records.
-------    --------------------------------

          The Custodian for Registrant is Norwest Bank Minnesota, N.A., Norwest Center, Sixth & Marquette, Minneapolis, Minnesota 55479. The Custodian maintains records of all cash transactions of Registrant. All other books and records of Registrant, including books and records of Registrant's investment portfolios, are maintained by IAI. IAI also acts as Registrant's transfer agent and dividend disbursing agent, at 3700 First Bank Place, Minneapolis, Minnesota 55402.

Item 31.  Management Services.
-------   -------------------

          Not applicable.

Item 32.  Undertakings.
-------   ------------

     (a)  Not applicable.

     (b) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without change.

                                     IIII-4

                                  SIGNATURES



          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of its Post-Effective Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 31st day of January, 1996.

                                  IAI INVESTMENT FUNDS I, INC.
                                       (Registrant)



                                  By  /s/ Richard E. Struthers, President
                                      -----------------------------------
                                      Richard E. Struthers, President


          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ Richard E. Struthers      President (principal             January 31, 1996
--------------------------    executive officer) & Director
Richard E. Struthers

/s/ Archie C. Black III       Treasurer (principal             January 31, 1996
-------------------------     financial and accounting
Archie C. Black III           officer)


Noel P. Rahn (1)
Director

Madeline Betsch (1)
Director

W. William Hodgson (1)
Director

George R. Long (1)
Director

J. Peter Thompson (1)
Director

Charles H. Withers (1)
Director


/s/ William C. Joas      January 31, 1996
---------------------
William C. Joas,
Attorney-in-fact

(1) Registrant's directors executing Powers of Attorney dated August 18, 1993, and filed with the Commission on September 3, 1993.

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.  Exhibit Description                    Sequential Page No.
-----------  -------------------                    -------------------

     5       Management Agreement
     6A      Dealer Sales Agreement
     6B      Shareholder Services Agreement
     11      Consent of Independent Auditors